UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21686

Oppenheimer Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: January 31

Date of reporting period: 1/31/2013

Item 1.	Reports to Stockholders.

1	31	2013

ANNUAL REPORT

Oppenheimer Portfolio Series

Conservative Investor Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		S&P 500 Index	Barclays Capital U.S. Aggregate Bond Index
	Without Sales Charge	With Sales Charge
1-Year	7.62%	1.43%	16.78%	2.59%
5-Year	–1.46	–2.62	3.97	5.45
Since Inception (4/5/05)	1.18	0.42	5.33	5.49

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Performance Discussion

During the twelve-month period ended January 31, 2013, the Fund’s Class A shares (without sales charge) returned 7.62%. Buoyed by stimulative measures taken by central banks, equities and higher-yielding fixed-income securities produced positive results and generally outperformed historically defensive securities, such as U.S. Treasuries, this period. Against this backdrop, the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, which returned 2.59%, and underperformed the S&P 500 Index, which returned 16.78%.1

MARKET OVERVIEW

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. risk markets as well as across a number of

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class Y shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC, which does not offer Class Y shares.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	3

international markets over the first three months of 2012. The rebound gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities. The second quarter of 2012 was more volatile for the markets. In the U.S., slow growth and stubbornly high unemployment gave investors pause. Outside of the U.S., the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the markets generally resumed an upward trend. Positive investor developments appeared to outweigh continued economic and political uncertainty, including uncertainty around the November 2012 elections and the potential elimination of a significant amount of government stimulus beginning in 2013 due to the so-called ‘fiscal cliff’. Markets in the U.S. were bolstered by the continued improvement of the housing market and the Federal Reserve introducing a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. The U.S. Congress enacted a last minute temporary resolution to the fiscal cliff at the start of 2013, which provided a significant lift to markets in the last month of the period.

The markets were also aided by developments outside of the U.S. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made the imminent fracturing of the Eurozone and the serious consequences it might have for the euro far less likely, lifting the mood of investors. The ECB also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under this plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

While the markets performed well over the period, weak Gross Domestic Product (“GDP”) growth in the U.S. contributed to a dampening of corporate expenditures, including hiring, which contributed to an economic slowdown in the fourth quarter of 2012. The reduction in GDP growth outside of the U.S. also negatively impacted exports, as did a strengthening U.S. dollar. Debate over fiscal policy continued in the U.S. Congress, setting the stage for further showdowns.

FUND REVIEW

The Fund had its largest allocation to underlying fixed-income funds at period end. The Fund’s two largest holdings, Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund, performed positively and outperformed their respective

4	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

benchmarks. Both underlying funds benefited from favoring spread products, particularly mortgage-backed obligations, over government debt. An allocation to Oppenheimer International Bond Fund also generated a positive return, and this underlying fund outperformed its Reference Index, which is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified. This underlying fund’s performance benefited largely from an emphasis on emerging-markets bonds over their developed-markets counterparts.

On the equity side, the Fund had its greatest exposure to two underlying domestic equity funds: Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund. These underlying funds performed positively during the period, but underperformed their respective benchmarks, largely due to weaker relative stock selection in a couple of sectors. The Fund had a smaller allocation to Oppenheimer Main Street Small- & Mid-Cap Fund, which performed positively despite

Alan C. Gilston Portfolio Manager

underperforming its benchmark. The Fund also had a smaller allocation to underlying foreign equity funds, mostly through Oppenheimer International Growth Fund and Oppenheimer International Value Fund. Both of these underlying holdings performed well and outperformed their benchmarks. Foreign equities generally performed better than U.S. stocks this period as investors looked to overseas opportunities amid anxiety over the U.S. fiscal cliff and the November elections, in addition to increased optimism surrounding the ECB’s actions.

The Fund’s smaller allocation to alternative investments had a muted impact on performance this period. The Fund had exposure to alternative investments through holdings in Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Real Estate Fund, Oppenheimer Global Multi Strategies Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Currency Opportunities Fund and Oppenheimer Gold & Special Minerals Fund. Oppenheimer Global Multi Strategies Fund and Oppenheimer Currency Opportunities Fund were newly established positions this period.

Krishna Memani Portfolio Manager

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	5

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Fixed Income Funds	42.2%
Domestic Equity Funds	21.9
Alternative Funds	18.1
Foreign Fixed Income Fund	11.3
Foreign Equity Funds	5.2
Money Market Fund	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Core Bond Fund, Cl. Y	25.5%
Oppenheimer Limited-Term Government Fund, Cl. Y	11.9
Oppenheimer International Bond Fund, Cl. Y	11.3
Oppenheimer Value Fund, Cl. Y	10.4
Oppenheimer Capital Appreciation Fund, Cl. Y	8.3
Oppenheimer Master Inflation Protected Securities Fund, LLC	6.8
Oppenheimer Master Loan Fund, LLC	4.8
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	3.2
Oppenheimer Real Estate Fund, Cl. Y	2.7
Oppenheimer Global Multi Strategies Fund, Cl. Y	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (OACIX)	4/5/05	7.62%	–1.46%	1.18%
CLASS B (OBCIX)	4/5/05	6.84%	–2.29%	0.53%
CLASS C (OCCIX)	4/5/05	6.90%	–2.21%	0.38%
CLASS N (ONCIX)	4/5/05	7.40%	–1.76%	0.89%
CLASS Y (OYCIX)	4/5/05	7.96%	–1.15%	1.50%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
	Inception Date	1-Year	5-Year	Since Inception
CLASS A (OACIX)	4/5/05	1.43%	–2.62%	0.42%
CLASS B (OBCIX)	4/5/05	1.84%	–2.64%	0.53%
CLASS C (OCCIX)	4/5/05	5.90%	–2.21%	0.38%
CLASS N (ONCIX)	4/5/05	6.40%	–1.76%	0.89%
CLASS Y (OYCIX)	4/5/05	7.96%	–1.15%	1.50%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	7

illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	9

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,049.10	$1.91
Class B	1,000.00	1,045.10	6.29
Class C	1,000.00	1,045.60	5.77
Class N	1,000.00	1,048.20	3.51
Class Y	1,000.00	1,051.20	0.52

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.28	1.88
Class B	1,000.00	1,019.00	6.21
Class C	1,000.00	1,019.51	5.70
Class N	1,000.00	1,021.72	3.46
Class Y	1,000.00	1,024.63	0.51

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.37%
Class B	1.22
Class C	1.12
Class N	0.68
Class Y	0.10

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS    January 31, 2013

	Shares	Value
Investment Companies—100.0%[1]
Alternative Funds—18.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	3,866,450	$13,261,923
Oppenheimer Currency Opportunities Fund, Cl. Y2	702,052	10,144,648
Oppenheimer Global Multi Strategies Fund, Cl. Y	562,792	14,542,546
Oppenheimer Gold & Special Minerals Fund, Cl. Y2	334,915	9,545,080
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,064,139	37,304,686
Oppenheimer Real Estate Fund, Cl. Y	620,396	14,753,016

		99,551,899
Domestic Equity Funds—21.9%
Oppenheimer Capital Appreciation Fund, Cl. Y	869,717	45,790,618
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	681,929	17,505,126
Oppenheimer Value Fund, Cl. Y	2,321,998	57,330,124

		120,625,868
Domestic Fixed Income Funds—42.2%
Oppenheimer Core Bond Fund, Cl. Y	20,169,133	140,377,167
Oppenheimer Limited-Term Government Fund, Cl. Y	7,002,021	65,188,811
Oppenheimer Master Loan Fund, LLC	2,009,400	26,668,281

		232,234,259
Foreign Equity Funds—5.2%
Oppenheimer Developing Markets Fund, Cl. Y	114,396	4,098,794
Oppenheimer International Growth Fund, Cl. Y	398,202	12,726,526
Oppenheimer International Small Company Fund, Cl. Y	108,702	2,580,579
Oppenheimer International Value Fund, Cl. Y	568,028	9,122,524

		28,528,423
Foreign Fixed Income Fund—11.3%
Oppenheimer International Bond Fund, Cl. Y	9,420,862	62,177,690
Money Market Fund—1.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[3]	6,890,360	6,890,360
Total Investments, at Value (Cost $502,187,030)	100.0%	550,008,499
Liabilities in Excess of Other Assets	(0.0)	(98,679)

Net Assets	100.0%	$549,909,820

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	11

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2012	Gross Additions	Gross Reductions	Shares January 31, 2013
Oppenheimer Capital Appreciation Fund, Cl. Y	749,912	188,265	68,460	869,717
Oppenheimer Champion Income Fund, Cl. Y	10,586,612	960,042	11,546,654	—[a]
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	5,195,453	1,443,038	2,772,041	3,866,450
Oppenheimer Core Bond Fund, Cl. Y	18,057,887	5,581,072	3,469,826	20,169,133
Oppenheimer Currency Opportunities Fund, Cl. Y	—	706,037	3,985	702,052
Oppenheimer Developing Markets Fund, Cl. Y	84,479	35,266	5,349	114,396
Oppenheimer Global Multi Strategies Fund, Cl. Y	—	565,951	3,159	562,792
Oppenheimer Gold & Special Minerals Fund, Cl. Y	113,247	231,454	9,786	334,915
Oppenheimer Institutional Money Market Fund, Cl. E	18,713,256	3,918,184	15,741,080	6,890,360
Oppenheimer International Bond Fund, Cl. Y	6,595,682	3,656,210	831,030	9,420,862
Oppenheimer International Growth Fund, Cl. Y	334,657	110,770	47,225	398,202
Oppenheimer International Small Company Fund, Cl. Y	47,816	63,962	3,076	108,702
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	270,664	318,859	21,495	568,028
Oppenheimer Limited-Term Government Fund, Cl. Y	8,571,203	2,641,792	4,210,974	7,002,021
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	627,963	157,716	103,750	681,929
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,129,739	2,080,792	146,392	3,064,139
Oppenheimer Master Loan Fund, LLC	—	2,020,440	11,040	2,009,400
Oppenheimer Real Estate Fund, Cl. Y	441,477	241,069	62,150	620,396
Oppenheimer Value Fund, Cl. Y	2,228,751	592,039	498,792	2,321,998

		Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y		$45,790,618	$436,685	$25,429
Oppenheimer Champion Income Fund, Cl. Y		—	906,117	2,202,494
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y		13,261,923	—	(267,892)
Oppenheimer Core Bond Fund, Cl. Y		140,377,167	5,596,697	(7,612,089)
Oppenheimer Currency Opportunities Fund, Cl. Y		10,144,648	—	(86)
Oppenheimer Developing Markets Fund, Cl. Y		4,098,794	26,110	(1,877)
Oppenheimer Global Multi Strategies Fund, Cl. Y		14,542,546	—	367
Oppenheimer Gold & Special Minerals Fund, Cl. Y		9,545,080	—	(154,541)
Oppenheimer Institutional Money Market Fund, Cl. E		6,890,360	36,290	—
Oppenheimer International Bond Fund, Cl. Y		62,177,690	1,650,094	(39,737)
Oppenheimer International Growth Fund, Cl. Y		12,726,526	184,341	36,389

12	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Footnotes to Statement of Investments Continued

	Value	Income		Realized Gain (Loss)
Oppenheimer International Small Company Fund, Cl. Y	$2,580,579	$21,083		$(6,862)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	9,122,524	89,690		(15,936)
Oppenheimer Limited-Term Government Fund, Cl. Y	65,188,811	2,205,768		(378,879)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	17,505,126	204,847		154,702
Oppenheimer Master Inflation Protected Securities Fund, LLC	37,304,686	236,588	[b]	49,142 [b]
Oppenheimer Master Loan Fund, LLC	26,668,281	143,840	[c]	(15,040)[c]
Oppenheimer Real Estate Fund, Cl. Y	14,753,016	217,114		238,274
Oppenheimer Value Fund, Cl. Y	57,330,124	1,079,419		122,587

	$550,008,499	$13,034,683		$(5,663,555)

a. Oppenheimer Champion Income Fund merged into Oppenheimer Global Strategic Income Fund on September 21, 2012.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of January 31, 2013.

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	13

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $502,187,030)	$550,008,499
Receivables and other assets:
Shares of beneficial interest sold	862,412
Dividends	813,625
Investments sold	347,613
Other	21,552
Total assets	552,053,701
Liabilities
Bank overdraft	334,594
Payables and other liabilities:
Investments purchased	812,443
Shares of beneficial interest redeemed	682,895
Distribution and service plan fees	115,474
Transfer and shareholder servicing agent fees	81,058
Shareholder communications	33,271
Trustees’ compensation	33,182
Other	50,964
Total liabilities	2,143,881
Net Assets	$549,909,820
Composition of Net Assets
Par value of shares of beneficial interest	$64,401
Additional paid-in capital	634,210,513
Accumulated net investment income	845,499
Accumulated net realized loss on investments	(133,032,062)
Net unrealized appreciation on investments	47,821,469
Net Assets	$549,909,820

14	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $312,860,451 and 36,496,388 shares of beneficial interest outstanding)	$8.57
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.09
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,525,511 and 3,582,221 shares of beneficial interest outstanding)	$8.52
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $153,128,187 and 18,075,580 shares of beneficial interest outstanding)	$8.47
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,510,125 and 5,910,864 shares of beneficial interest outstanding)	$8.55
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,885,546 and 335,468 shares of beneficial interest outstanding)	$8.60

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	15

STATEMENT OF OPERATIONS    For the Year Ended January 31, 2013

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$236,588
Expenses	(76,836)
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	159,752
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	143,794
Dividends	46
Expenses[2]	(6,791)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	137,049
Total allocation of net investment income from master funds	296,801
Investment Income
Dividends from affiliated companies	12,654,255
Interest	506
Other income	6,879
Total investment income	12,661,640
Expenses
Distribution and service plan fees:
Class A	651,891
Class B	308,362
Class C	1,307,527
Class N	232,499
Transfer and shareholder servicing agent fees:
Class A	485,123
Class B	73,185
Class C	235,081
Class N	117,534
Class Y	4,425
Shareholder communications:
Class A	52,263
Class B	11,848
Class C	24,228
Class N	5,212
Class Y	471
Trustees’ compensation	11,025
Custodian fees and expenses	5,039
Other	85,565
Total expenses	3,611,278
Less waivers and reimbursements of expenses	(365,696)
Net expenses	3,245,582
Net Investment Income	9,712,859

16	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	$(5,697,657)
Distributions received from affiliated companies	806,845
Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	49,142
Oppenheimer Master Loan Fund, LLC	(15,040)
Total net realized loss	(4,856,710)
Net change in unrealized appreciation/depreciation on investments	28,526,550
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	453,073
Oppenheimer Master Loan Fund, LLC	153,407
Total net change in unrealized appreciation/depreciation	29,133,030
Net Increase in Net Assets Resulting from Operations	$33,989,179

1. The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $20.

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 31, 2013	Year Ended January 31, 2012
Operations
Net investment income	$9,712,859	$11,650,813
Net realized loss	(4,856,710)	(8,554,727)
Net change in unrealized appreciation/depreciation	29,133,030	8,696,437
Net increase in net assets resulting from operations	33,989,179	11,792,523
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,318,393)	(6,944,899)
Class B	(363,613)	(641,606)
Class C	(2,174,217)	(2,647,005)
Class N	(848,451)	(1,209,599)
Class Y	(67,676)	(90,898)
	(9,772,350)	(11,534,007)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	61,197,662	21,659,610
Class B	(2,578,474)	(113,581)
Class C	27,123,279	13,288,458
Class N	1,013,039	(7,289,851)
Class Y	(276,059)	974,237
	86,479,447	28,518,873
Net Assets
Total increase	110,696,276	28,777,389
Beginning of period	439,213,544	410,436,155
End of period (including accumulated net investment income of $845,499 and $904,990, respectively)	$549,909,820	$439,213,544

See accompanying Notes to Financial Statements.

18	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.13	$8.12	$7.39	$6.23	$10.75
Income (loss) from investment operations:
Net investment income[1]	.20	.25	.23	.10	.13
Net realized and unrealized gain (loss)	.42	— [2]	.72	1.14	(4.21)
Total from investment operations	.62	.25	.95	1.24	(4.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.24)	(.22)	(.08)	(.13)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	(.18)	(.24)	(.22)	(.08)	(.44)
Net asset value, end of period	$8.57	$8.13	$8.12	$7.39	$6.23
Total Return, at Net Asset Value[3]	7.62%	3.17%	12.91%	19.86%	(38.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$312,860	$238,435	$216,715	$164,988	$138,965
Average net assets (in thousands)	$263,955	$228,718	$191,109	$146,527	$196,986
Ratios to average net assets:[4]
Net investment income	2.33%[5]	3.05%[5]	2.94%[5]	1.50%	1.42%
Total expenses[6]	0.49%[5]	0.48%[5]	0.49%[5]	0.50%	0.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.41%[5]	0.48%[5]	0.49%[5]	0.50%	0.40%
Portfolio turnover rate	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.08%
Year Ended January 31, 2012	1.10%
Year Ended January 31, 2011	1.10%
Year Ended January 31, 2010	1.10%
Year Ended January 31, 2009	0.95%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	19

FINANCIAL HIGHLIGHTS    Continued

Class B	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.07	$8.07	$7.35	$6.20	$10.67
Income (loss) from investment operations:
Net investment income[1]	.12	.18	.16	.05	.06
Net realized and unrealized gain (loss)	.43	(.01)	.71	1.11	(4.16)
Total from investment operations	.55	.17	.87	1.16	(4.10)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.17)	(.15)	(.01)	(.06)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	(.10)	(.17)	(.15)	(.01)	(.37)
Net asset value, end of period	$8.52	$8.07	$8.07	$7.35	$6.20
Total Return, at Net Asset Value[2]	6.84%	2.15%	11.90%	18.77%	(38.61)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,526	$31,443	$31,470	$28,860	$25,821
Average net assets (in thousands)	$30,910	$30,889	$29,729	$26,346	$35,491
Ratios to average net assets:[3]
Net investment income	1.47%[4]	2.16%[4]	2.07%[4]	0.72%	0.62%
Total expenses[5]	1.31%[4]	1.34%[4]	1.37%[4]	1.45%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%[4]	1.34%[4]	1.36%[4]	1.40%	1.25%
Portfolio turnover rate	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.90%
Year Ended January 31, 2012	1.96%
Year Ended January 31, 2011	1.98%
Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.80%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class C	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.04	$8.04	$7.33	$6.18	$10.64
Income (loss) from investment operations:
Net investment income[1]	.13	.19	.17	.03	.06
Net realized and unrealized gain (loss)	.42	(.01)	.70	1.14	(4.15)
Total from investment operations	.55	.18	.87	1.17	(4.09)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.18)	(.16)	(.02)	(.06)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	(.12)	(.18)	(.16)	(.02)	(.37)
Net asset value, end of period	$8.47	$8.04	$8.04	$7.33	$6.18
Total Return, at Net Asset Value[2]	6.90%	2.34%	11.92%	18.98%	(38.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,128	$119,266	$105,918	$86,890	$ 73,346
Average net assets (in thousands)	$131,124	$112,026	$ 97,991	$77,652	$100,987
Ratios to average net assets:[3]
Net investment income	1.59%[4]	2.29%[4]	2.15%[4]	0.50%	0.65%
Total expenses[5]	1.23%[4]	1.24%[4]	1.27%[4]	1.35%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%[4]	1.24%[4]	1.27%[4]	1.35%	1.21%
Portfolio turnover rate	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.82%
Year Ended January 31, 2012	1.86%
Year Ended January 31, 2011	1.88%
Year Ended January 31, 2010	1.95%
Year Ended January 31, 2009	1.76%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	21

FINANCIAL HIGHLIGHTS    Continued

Class N	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.10	$8.09	$7.36	$6.20	$10.70
Income (loss) from investment operations:
Net investment income[1]	.17	.22	.20	.03	.10
Net realized and unrealized gain (loss)	.43	— [2]	.72	1.18	(4.19)
Total from investment operations	.60	.22	.92	1.21	(4.09)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.21)	(.19)	(.05)	(.10)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	(.15)	(.21)	(.19)	(.05)	(.41)
Net asset value, end of period	$8.55	$8.10	$8.09	$7.36	$6.20
Total Return, at Net Asset Value[3]	7.40%	2.80%	12.55%	19.55%	(38.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,510	$47,055	$54,286	$54,890	$46,872
Average net assets (in thousands)	$46,844	$50,465	$54,933	$50,202	$59,625
Ratios to average net assets:[4]
Net investment income	2.00%[5]	2.69%[5]	2.63%[5]	0.45%	1.09%
Total expenses[6]	0.80%[5]	0.77%[5]	0.81%[5]	0.96%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%[5]	0.77%[5]	0.79%[5]	0.88%	0.76%
Portfolio turnover rate	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.39%
Year Ended January 31, 2012	1.39%
Year Ended January 31, 2011	1.42%
Year Ended January 31, 2010	1.56%
Year Ended January 31, 2009	1.31%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class Y	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.15	$8.14	$7.41	$6.25	$10.79
Income (loss) from investment operations:
Net investment income (loss)[1]	.22	.28	.26	(.05)	.18
Net realized and unrealized gain (loss)	.43	— [2]	.72	1.31	(4.25)
Total from investment operations	.65	.28	.98	1.26	(4.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.27)	(.25)	(.10)	(.16)
Distributions from net realized gain	—	—	—	—	(.11)
Tax return of capital distribution	—	—	—	—	(.20)
Total dividends and/or distributions to shareholders	(.20)	(.27)	(.25)	(.10)	(.47)
Net asset value, end of period	$8.60	$8.15	$8.14	$7.41	$6.25
Total Return, at Net Asset Value[3]	7.96%	3.47%	13.27%	20.17%	(37.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,886	$3,015	$2,047	$963	$475
Average net assets (in thousands)	$2,922	$2,522	$1,398	$609	$732
Ratios to average net assets:[4]
Net investment income (loss)	2.58%[5]	3.42%[5]	3.31%[5]	(0.74)%	1.95%
Total expenses[6]	0.21%[5]	0.17%[5]	0.14%[5]	0.22%	0.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.13%[5]	0.17%[5]	0.14%[5]	0.14%	0.09%
Portfolio turnover rate	27%	12%	36%	21%	14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	0.80%
Year Ended January 31, 2012	0.79%
Year Ended January 31, 2011	0.75%
Year Ended January 31, 2010	0.82%
Year Ended January 31, 2009	0.64%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	23

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek current income with a secondary objective of long-term growth of capital. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered

24	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	25

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$740,784	$—	$82,845,212	$2,228,515

1. As of January 31, 2013, the Fund had $82,845,212 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2018	$15,654,819
2019	44,255,962
No expiration	22,934,431

Total	$82,845,212

Of these losses, $1,164,885 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $819,021 per year.

2. During the fiscal year ended January 31, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended January 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for January 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Realized Loss on Investments
$4,946,542	$4,946,542

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 was as follows:

	Year Ended January 31, 2013	Year Ended January 31, 2012
Distributions paid from:
Ordinary income	$9,772,350	$11,534,007

26	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$552,237,014

Gross unrealized appreciation	$1,059,687
Gross unrealized depreciation	(3,288,202)

Net unrealized depreciation	$(2,228,515)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,918
Payments Made to Retired Trustees	2,374
Accumulated Liability as of January 31, 2013	14,207

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund,

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	27

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is

28	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	29

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$486,035,532	$63,972,967	$—	$550,008,499

Total Assets	$486,035,532	$63,972,967	$—	$550,008,499

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

30	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	10,917,193	$91,878,805	10,299,393	$84,519,509
Dividends and/or distributions reinvested	722,467	6,104,847	835,306	6,615,635
Acquisition—Note 6	3,117,781	26,844,097	—	—
Redeemed	(7,598,277)	(63,630,087)	(8,475,753)	(69,475,534)

Net increase	7,159,164	$61,197,662	2,658,946	$21,659,610

Class B
Sold	563,233	$4,648,151	1,150,653	$9,319,623
Dividends and/or distributions reinvested	41,232	346,758	78,348	616,595
Acquisition—Note 6	174,449	1,484,562	—	—
Redeemed	(1,090,962)	(9,057,945)	(1,234,964)	(10,049,799)

Net decrease	(312,048)	$(2,578,474)	(5,963)	$(113,581)

Class C
Sold	6,404,347	$53,136,741	5,297,774	$42,746,970
Dividends and/or distributions reinvested	253,104	2,115,946	326,153	2,557,030
Acquisition—Note 6	913,077	7,742,894	—	—
Redeemed	(4,325,075)	(35,872,302)	(3,961,390)	(32,015,542)

Net increase	3,245,453	$27,123,279	1,662,537	$13,288,458

Class N
Sold	1,874,393	$15,702,416	2,125,491	$17,358,376
Dividends and/or distributions reinvested	93,652	789,486	140,178	1,106,005
Acquisition—Note 6	521,073	4,460,382	—	—
Redeemed	(2,387,770)	(19,939,245)	(3,167,185)	(25,754,232)

Net increase (decrease)	101,348	$1,013,039	(901,516)	$(7,289,851)

Class Y
Sold	156,477	$1,320,324	231,710	$1,908,893
Dividends and/or distributions reinvested	7,899	66,988	11,445	90,871
Acquisition—Note 6	157	1,361	—	—
Redeemed	(198,991)	(1,664,732)	(124,522)	(1,025,527)

Net increase (decrease)	(34,458)	$(276,059)	118,633	$974,237

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$180,045,308	$121,584,740

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	31

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended January 31, 2013 was 0.51%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial

32	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$14,445
Class C	1,606,222
Class N	1,169,130

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$218,966	$484	$68,854	$11,848	$3,102

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the year ended January 31, 2013, the manager waived fees and/or reimbursed the Fund $330,296.

During the year ended January 31, 2013, the Manager also voluntarily reimbursed $35,400 of additional Fund expenses.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Acquisition of Oppenheimer Transition 2010 Fund

On October 18, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2010 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2010 Fund shareholders on September 14, 2012. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2010 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 18, 2012[1]
Class A	0.9814917538	3,117,781	$26,844,097	$295,973,170
Class B	0.9803823737	174,499	$1,484,562	$31,640,386
Class C	0.9818136792	913,077	$7,742,894	$139,565,990
Class N	0.9979530374	521,073	$4,460,383	$49,602,160
Class Y	1.0166089017	157	$1,361	$2,983,124

1. The net assets acquired included net unrealized appreciation of $6,427,036 and an unused capital loss carryforward of $1,360,437, potential utilization subject to tax limitations.

34	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$10,063,442
Net gain on investments	$20,532,807
Net increase in net assets resulting from operations	$30,596,249

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Conservative Investor Fund (a series of Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conservative Investor Fund as of January 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 18, 2013

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	37

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 17.98% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $2,064,920 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2013, the maximum amount allowable but not less than $6,767,559 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $29,137 of foreign income taxes were paid by the Fund during the fiscal year ended January 31, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $324,354 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	39

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston and Krishna Memani, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager and Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end and no-load mixed-asset target allocation conservative funds. The Board noted that the Fund’s one-year, three-year, and five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund will not pay a direct management fee but that the Fund indirectly bears its share

40	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load passively managed affiliated mixed-asset target allocation conservative funds of funds with comparable asset levels and distribution features. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.25% for Class A shares, 2.00% for Class B and Class C shares, 1.50% for Class N shares, and 1.00% for Class Y shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the prospectus. The Board noted that the Fund’s total expenses were lower than its peer group median and average. The Board also noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct management fees.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	41

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

42	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	43

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 73	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

44	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Matthew P. Fink, Trustee (since 2005) Age: 72	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Advisory Board Member (since 2013) Age: 64	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Federal Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	45

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary F. Miller, Trustee (since 2005) Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Advisory Board Member (since 2012) Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

46	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Mary Ann Tynan, Trustee (since 2008) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 65	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Memani, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President (since 2009) Age: 54	Vice President of the Sub-Adviser (since September 1997); Director of OFI Trust Company (since 2013); a member of the Funds’ portfolio management team and a member of the Sub-Adviser’s Asset Allocation Committee (since February 2009); a member of the Sub-Adviser’s Risk Management Team during various periods. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	47

TRUSTEES AND OFFICERS    Unaudited / Continued

Krishna Memani, Vice President (since 2010) Age: 52	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President (March 2009-December 2012). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 54	Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since

48	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Arthur S. Gabinet, Continued	January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina Nasta, Vice President and Chief Business Officer (since 2011) Age: 39

Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012);

Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL-OPP (225-5677).

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	49

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

50	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND	51

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

52	OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0540.001.0113 March 22, 2013

1	31	2013

ANNUAL REPORT

Oppenheimer Portfolio Series

Moderate Investor Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		S&P 500 Index	Barclays Capital U.S. Aggregate Bond Index
	Without Sales Charge	With Sales Charge
1-Year	10.51%	4.15%	16.78%	2.59%
5-Year	–0.39	–1.56	3.97	5.45
Since Inception (4/5/05)	2.14	1.37	5.33	5.49

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Performance Discussion

During the twelve-month period ended January 31, 2013, the Fund’s Class A shares (without sales charge) returned 10.51%. Buoyed by stimulative measures taken by central banks, equities and higher-yielding fixed-income securities produced positive results and generally outperformed historically defensive securities, such as U.S. Treasuries, this period. Against this backdrop, the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, which returned 2.59%, and underperformed the S&P 500 Index, which returned 16.78%.1

MARKET OVERVIEW

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. risk markets as well as across a number of international markets over the first three months of 2012. The rebound gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities. The second quarter of 2012 was more volatile

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class Y shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC, which does not offer Class Y shares.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	3

for the markets. In the U.S., slow growth and stubbornly high unemployment gave investors pause. Outside of the U.S., the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the markets generally resumed an upward trend. Positive investor developments appeared to outweigh continued economic and political uncertainty, including uncertainty around the November 2012 elections and the potential elimination of a significant amount of government stimulus beginning in 2013 due to the so-called ‘fiscal cliff’. Markets in the U.S. were bolstered by the continued improvement of the housing market and the Federal Reserve introducing a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. The U.S. Congress enacted a last minute temporary resolution to the fiscal cliff at the start of 2013, which provided a significant lift to markets in the last month of the period.

The markets were also aided by developments outside of the U.S. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made the imminent fracturing of the Eurozone and the serious consequences it might have for the euro far less likely, lifting the mood of investors. The

ECB also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under this plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

While the markets performed well over the period, weak Gross Domestic Product (“GDP”) growth in the U.S. contributed to a dampening of corporate expenditures, including hiring, which contributed to an economic slowdown in the fourth quarter of 2012. The reduction in GDP growth outside of the U.S. also negatively impacted exports, as did a strengthening U.S. dollar. Debate over fiscal policy continued in the U.S. Congress, setting the stage for further showdowns.

FUND REVIEW

The Fund received positive contributions to return from its investment in underlying domestic and foreign equity funds. The Fund had its largest allocation to domestic equity funds, with Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund being the top two holdings at period end. These underlying funds performed positively during the period, but underperformed their respective benchmarks, largely due to weaker relative stock selection in a couple of sectors. The Fund had a smaller allocation to Oppenheimer Main Street Small- & Mid-Cap

4	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund, which performed positively despite underperforming its benchmark.

The Fund’s largest foreign equity funds, Oppenheimer International Growth Fund and Oppenheimer International Value Fund, were among the top performing underlying holdings this period. Both of these underlying holdings also outperformed their benchmarks. Foreign equities generally performed better than U.S. stocks this period as investors looked to overseas opportunities amid anxiety over the U.S. fiscal cliff and the November elections, in addition to increased optimism surrounding the ECB’s actions. The Fund had smaller allocations to Oppenheimer Developing Markets Fund and Oppenheimer International Small Company Fund, which also produced positive returns and outperformed their respective benchmarks.

Fixed-income investments also benefited Fund performance. The Fund’s largest fixed-income holdings, Oppenheimer Core Bond Fund and Oppenheimer Limited-Term Government Fund, performed positively and outperformed their respective benchmarks. Both underlying funds benefited from favoring spread products, particularly mortgage-backed obligations, over government debt. A

Alan C. Gilston Portfolio Manager

smaller allocation to Oppenheimer International Bond Fund generated a positive return, and this underlying fund outperformed its Reference Index, which is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index—Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified. This underlying fund’s performance benefited largely from an emphasis on emerging-markets bonds over their developed-markets counterparts.

The Fund’s smaller allocation to alternative investments had a muted impact on performance this period. The Fund had exposure to alternative investments through holdings in Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Real Estate Fund, Oppenheimer Global Multi Strategies Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Currency Opportunities Fund and Oppenheimer Gold & Special Minerals Fund. Oppenheimer Global Multi Strategies Fund and Oppenheimer Currency Opportunities Fund were newly established positions this period.

Krishna Memani Portfolio Manager

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	5

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Equity Funds	40.3%
Domestic Fixed Income Funds	25.2
Foreign Equity Funds	17.8
Alternative Funds	9.3
Foreign Fixed Income Fund	6.7
Money Market Fund	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Value Fund, Cl. Y	19.1%
Oppenheimer Capital Appreciation Fund, Cl. Y	15.4
Oppenheimer Core Bond Fund, Cl. Y	15.2
Oppenheimer International Growth Fund, Cl. Y	7.5
Oppenheimer Limited-Term Government Fund, Cl. Y	7.0
Oppenheimer International Bond Fund, Cl. Y	6.7
Oppenheimer International Value Fund, Cl. Y	5.8
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	5.8
Oppenheimer Master Inflation Protected Securities Fund, LLC	3.6
Oppenheimer Master Loan Fund, LLC	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

		Inception Date	1-Year	5-Year	Since Inception
CLASS A	(OAMIX)	4/5/05	10.51%	–0.39%	2.14%
CLASS B	(OBMIX)	4/5/05	9.59%	–1.23%	1.48%
CLASS C	(OCMIX)	4/5/05	9.63%	–1.15%	1.35%
CLASS N	(ONMIX)	4/5/05	10.17%	–0.66%	1.87%
CLASS Y	(OYMIX)	4/5/05	10.72%	–0.06%	2.48%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
		Inception Date	1-Year	5-Year	Since Inception
CLASS A	(OAMIX)	4/5/05	4.15%	–1.56%	1.37%
CLASS B	(OBMIX)	4/5/05	4.59%	–1.59%	1.48%
CLASS C	(OCMIX)	4/5/05	8.63%	–1.15%	1.35%
CLASS N	(ONMIX)	4/5/05	9.17%	–0.66%	1.87%
CLASS Y	(OYMIX)	4/5/05	10.72%	–0.06%	2.48%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	7

illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	9

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,081.40	$1.83
Class B	1,000.00	1,075.80	6.33
Class C	1,000.00	1,077.40	5.86
Class N	1,000.00	1,079.20	3.25
Class Y	1,000.00	1,082.40	1.05

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.38	1.78
Class B	1,000.00	1,019.05	6.16
Class C	1,000.00	1,019.51	5.70
Class N	1,000.00	1,022.02	3.16
Class Y	1,000.00	1,024.13	1.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.35%
Class B	1.21
Class C	1.12
Class N	0.62
Class Y	0.20

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS    January 31, 2013

	Shares	Value

Investment Companies—100.0%[1]
Alternative Funds—9.3%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	4,499,948	$15,434,821
Oppenheimer Currency Opportunities Fund, Cl. Y2	819,742	11,845,274
Oppenheimer Global Multi Strategies Fund, Cl. Y	656,707	16,969,309
Oppenheimer Gold & Special Minerals Fund, Cl. Y2	381,746	10,879,769
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,854,304	46,924,623
Oppenheimer Real Estate Fund, Cl. Y	842,840	20,042,733
		122,096,529
Domestic Equity Funds—40.3%
Oppenheimer Capital Appreciation Fund, Cl. Y	3,853,530	202,888,380
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,973,583	76,331,889
Oppenheimer Value Fund, Cl. Y	10,136,394	250,267,560
		529,487,829
Domestic Fixed Income Funds—25.2%
Oppenheimer Core Bond Fund, Cl. Y	28,674,201	199,572,441
Oppenheimer Limited-Term Government Fund, Cl. Y	9,890,738	92,082,766
Oppenheimer Master Loan Fund, LLC	2,944,494	39,078,619
		330,733,826
Foreign Equity Funds—17.8%
Oppenheimer Developing Markets Fund, Cl. Y	983,443	35,236,761
Oppenheimer International Growth Fund, Cl. Y	3,098,571	99,030,326
Oppenheimer International Small Company Fund, Cl. Y	950,650	22,568,442
Oppenheimer International Value Fund, Cl. Y	4,769,271	76,594,490
		233,430,019
Foreign Fixed Income Fund—6.7%
Oppenheimer International Bond Fund, Cl. Y	13,300,939	87,786,199
Money Market Fund—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[3]	9,727,111	9,727,111
Total Investments, at Value (Cost $1,128,204,925)	100.0%	1,313,261,513
Other Assets Net of Liabilities	0.0	246,269

Net Assets	100.0%	$1,313,507,782

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	11

Footnotes to Statement of Investments Continued

STATEMENT OF INVESTMENTS    Continued

issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2012	Gross Additions	Gross Reductions	Shares January 31, 2013
Oppenheimer Capital Appreciation Fund, Cl. Y	2,762,136	1,377,834	286,440	3,853,530
Oppenheimer Champion Income Fund, Cl. Y	14,627,797	921,695	15,549,492	—[a]
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	11,464,253	3,001,127	9,965,432	4,499,948
Oppenheimer Core Bond Fund, Cl. Y	24,401,124	8,083,638	3,810,561	28,674,201
Oppenheimer Currency Opportunities Fund, Cl. Y	—	824,715	4,973	819,742
Oppenheimer Developing Markets Fund, Cl. Y	546,324	486,034	48,915	983,443
Oppenheimer Global Multi Strategies Fund, Cl. Y	—	660,700	3,993	656,707
Oppenheimer Gold & Special Minerals Fund, Cl. Y	249,850	158,594	26,698	381,746
Oppenheimer Institutional Money Market Fund, Cl. E	26,083,846	5,850,238	22,206,973	9,727,111
Oppenheimer International Bond Fund, Cl. Y	12,823,081	6,108,468	5,630,610	13,300,939
Oppenheimer International Growth Fund, Cl. Y	2,364,206	1,202,916	468,551	3,098,571
Oppenheimer International Small Company Fund, Cl. Y	290,089	688,720	28,159	950,650
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	2,186,520	2,786,273	203,522	4,769,271
Oppenheimer Limited-Term Government Fund, Cl. Y	11,723,064	3,724,027	5,556,353	9,890,738
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,297,101	864,384	187,902	2,973,583
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,496,109	1,688,228	330,033	3,854,304
Oppenheimer Master Loan Fund, LLC	—	2,961,316	16,822	2,944,494
Oppenheimer Real Estate Fund, Cl. Y	1,006,120	198,784	362,064	842,840
Oppenheimer Value Fund, Cl. Y	8,309,915	2,775,147	948,668	10,136,394

	Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y	$202,888,380	$1,679,862	$183,667
Oppenheimer Champion Income Fund, Cl. Y	—	1,232,914	2,359,633
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	15,434,821	—	(7,586,926)
Oppenheimer Core Bond Fund, Cl. Y	199,572,441	7,584,945	(8,525,269)
Oppenheimer Currency Opportunities Fund, Cl. Y	11,845,274	—	(163)
Oppenheimer Developing Markets Fund, Cl. Y	35,236,761	195,723	49,912
Oppenheimer Global Multi Strategies Fund, Cl. Y	16,969,309	—	426
Oppenheimer Gold & Special Minerals Fund, Cl. Y	10,879,769	—	(393,589)
Oppenheimer Institutional Money Market Fund, Cl. E	9,727,111	49,949	—
Oppenheimer International Bond Fund, Cl. Y	87,786,199	3,023,438	541,320
Oppenheimer International Growth Fund, Cl. Y	99,030,326	1,481,722	1,661,791
Oppenheimer International Small Company Fund, Cl. Y	22,568,442	149,795	9,788

12	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Footnotes to Statement of Investments Continued

	Value	Income		Realized Gain (Loss)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	$76,594,490	$822,448		$(146,604)
Oppenheimer Limited-Term Government Fund, Cl. Y	92,082,766	2,986,724		(738,560)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	76,331,889	788,110		344,624
Oppenheimer Master Inflation Protected Securities Fund, LLC	46,924,623	633,887	[b]	123,935 [b]
Oppenheimer Master Loan Fund, LLC	39,078,619	205,431	[c]	(22,319)[c]
Oppenheimer Real Estate Fund, Cl. Y	20,042,733	479,995		2,066,951
Oppenheimer Value Fund, Cl. Y	250,267,560	4,250,894		(1,214,228)

	$1,313,261,513	$25,565,837		$(11,285,611)

a. Oppenheimer Champion Income Fund merged into Oppenheimer Global Strategic Income Fund on September 21, 2012.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of January 31, 2013.

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	13

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013

Assets
Investments, at value—see accompanying statement of investment—affiliated companies (cost $1,128,204,925)	$1,313,261,513
Cash	552,408
Receivables and other assets:
Shares of beneficial interest sold	1,934,143
Dividends	1,158,635
Other	51,540
Total assets	1,316,958,239
Liabilities
Payables and other liabilities:
Investments purchased	1,394,318
Shares of beneficial interest redeemed	1,323,907
Distribution and service plan fees	273,922
Transfer and shareholder servicing agent fees	173,689
Trustees’ compensation	86,711
Shareholder communications	57,394
Other	140,516
Total liabilities	3,450,457
Net Assets	$1,313,507,782
Composition of Net Assets
Par value of shares of beneficial interest	$140,266
Additional paid-in capital	1,424,631,399
Accumulated net investment income	5,937,730
Accumulated net realized loss on investments	(302,258,201)
Net unrealized appreciation on investments	185,056,588
Net Assets	$1,313,507,782

14	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $763,080,783 and 81,017,915 shares of beneficial interest outstanding)	$9.42
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.99
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $112,666,467 and 12,118,607 shares of beneficial interest outstanding)	$9.30
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $313,571,866 and 33,873,220 shares of beneficial interest outstanding)	$9.26
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $115,658,948 and 12,355,395 shares of beneficial interest outstanding)	$9.36
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,529,718 and 901,092 shares of beneficial interest outstanding)	$9.47

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	15

STATEMENT OF OPERATIONS    For the Year Ended January 31, 2013

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$633,887
Expenses	(153,446)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	480,441
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	205,369
Dividends	62
Expenses[2]	(9,691)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	195,740
Total allocation of net investment income from master funds	676,181
Investment Income
Dividend from affiliated companies	24,726,519
Interest	1,034
Other income	21,769
Total investment income	24,749,322
Expenses
Distribution and service plan fees:
Class A	1,489,635
Class B	1,060,225
Class C	2,555,109
Class N	496,570
Transfer and shareholder servicing agent fees:
Class A	944,059
Class B	256,549
Class C	438,771
Class N	174,350
Class Y	22,770
Shareholder communications:
Class A	78,166
Class B	18,700
Class C	28,109
Class N	5,851
Class Y	256
Trustees’ compensation	26,503
Custodian fees and expenses	12,479
Other	170,127
Total expenses	7,778,229
Less waivers and reimbursements of expenses	(633,206)
Net expenses	7,145,023
Net Investment Income	18,280,480

16	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	$(11,387,227)
Distributions received from affiliated companies	1,392,921
Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	123,935
Oppenheimer Master Loan Fund, LLC	(22,319)
Total net realized loss	(9,892,690)
Net change in unrealized appreciation/depreciation on investments	95,852,009
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,239,093
Oppenheimer Master Loan Fund, LLC	223,543
Total net change in unrealized appreciation/depreciation	97,314,645
Net Increase in Net Assets Resulting from Operations	$105,702,435

1. The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $37.

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 31, 2013	Year Ended January 31, 2012
Operations
Net investment income	$18,280,480	$20,658,943
Net realized loss	(9,892,690)	(26,778,046)
Net change in unrealized appreciation/depreciation	97,314,645	15,688,586
Net increase in net assets resulting from operations	105,702,435	9,569,483
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,406,395)	(12,561,626)
Class B	(969,425)	(1,606,886)
Class C	(3,348,984)	(3,766,275)
Class N	(1,649,609)	(2,084,906)
Class Y	(141,642)	(246,036)
	(18,516,055)	(20,265,729)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	175,927,690	1,345,547
Class B	(4,625,145)	(8,615,040)
Class C	61,642,794	3,310,300
Class N	12,551,091	(12,968,609)
Class Y	(1,722,935)	3,092,112
	243,773,495	(13,835,690)
Net Assets
Total increase (decrease)	330,959,875	(24,531,936)
Beginning of period	982,547,907	1,007,079,843
End of period (including accumulated net investment income of $5,937,730 and $6,173,305, respectively)	$1,313,507,782	$982,547,907

See accompanying Notes to Financial Statements.

18	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.67	$8.77	$7.72	$6.12	$11.01
Income (loss) from investment operations:
Net investment income[1]	.18	.21	.18	.07	.13
Net realized and unrealized gain (loss)	.73	(.10)	1.05	1.54	(4.53)
Total from investment operations	.91	.11	1.23	1.61	(4.40)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.21)	(.18)	(.01)	(.13)
Distributions from net realized gain	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	(.16)	(.21)	(.18)	(.01)	(.49)
Net asset value, end of period	$9.42	$8.67	$8.77	$7.72	$6.12
Total Return, at Net Asset Value[2]	10.51%	1.31%	15.94%	26.28%	(40.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$763,081	$538,032	$542,308	$450,074	$351,987
Average net assets (in thousands)	$606,831	$539,801	$491,634	$403,150	$486,485
Ratios to average net assets:[3]
Net investment income	2.00%[4]	2.38%[4]	2.20%[4]	1.04%	1.36%
Total expenses[5]	0.45%[4]	0.45%[4]	0.47%[4]	0.51%	0.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.39%[4]	0.45%[4]	0.47%[4]	0.51%	0.42%
Portfolio turnover rate	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.09%
Year Ended January 31, 2012	1.11%
Year Ended January 31, 2011	1.12%
Year Ended January 31, 2010	1.15%
Year Ended January 31, 2009	1.00%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	19

FINANCIAL HIGHLIGHTS    Continued

Class B	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.56	$8.65	$7.62	$6.09	$10.92
Income (loss) from investment operations:
Net investment income[1]	.09	.13	.11	.03	.05
Net realized and unrealized gain (loss)	.73	(.09)	1.03	1.50	(4.47)
Total from investment operations	.82	.04	1.14	1.53	(4.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.13)	(.11)	—	(.05)
Distributions from net realized gain	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	(.08)	(.13)	(.11)	—	(.41)
Net asset value, end of period	$9.30	$8.56	$8.65	$7.62	$6.09
Total Return, at Net Asset Value[2]	9.59%	0.49%	14.94%	25.12%	(40.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,666	$108,665	$118,398	$105,937	$ 86,709
Average net assets (in thousands)	$106,286	$113,632	$111,116	$ 96,884	$123,999
Ratios to average net assets:[3]
Net investment income	1.07%[4]	1.48%[4]	1.32%[4]	0.43%	0.49%
Total expenses[5]	1.29%[4]	1.32%[4]	1.34%[4]	1.41%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%[4]	1.32%[4]	1.34%[4]	1.40%	1.26%
Portfolio turnover rate	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.93%
Year Ended January 31, 2012	1.98%
Year Ended January 31, 2011	1.99%
Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.84%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class C	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.54	$8.63	$7.61	$6.07	$10.90
Income (loss) from investment operations:
Net investment income[1]	.11	.14	.12	.03	.05
Net realized and unrealized gain (loss)	.71	(.09)	1.02	1.51	(4.46)
Total from investment operations	.82	.05	1.14	1.54	(4.41)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.14)	(.12)	—	(.06)
Distributions from net realized gain	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	(.10)	(.14)	(.12)	—	(.42)
Net asset value, end of period	$9.26	$8.54	$8.63	$7.61	$6.07
Total Return, at Net Asset Value[2]	9.63%	0.65%	14.97%	25.37%	(40.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$313,572	$231,079	$230,368	$194,113	$158,155
Average net assets (in thousands)	$257,063	$231,140	$209,895	$175,655	$223,472
Ratios to average net assets:[3]
Net investment income	1.22%[4]	1.61%[4]	1.42%[4]	0.45%	0.56%
Total expenses[5]	1.21%[4]	1.22%[4]	1.25%[4]	1.30%	1.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%[4]	1.22%[4]	1.25%[4]	1.30%	1.20%
Portfolio turnover rate	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.85%
Year Ended January 31, 2012	1.88%
Year Ended January 31, 2011	1.90%
Year Ended January 31, 2010	1.94%
Year Ended January 31, 2009	1.78%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	21

FINANCIAL HIGHLIGHTS    Continued

Class N	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.62	$8.71	$7.67	$6.09	$10.96
Income (loss) from investment operations:
Net investment income[1]	.15	.18	.16	.04	.11
Net realized and unrealized gain (loss)	.72	(.09)	1.04	1.54	(4.51)
Total from investment operations	.87	.09	1.20	1.58	(4.40)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.18)	(.16)	—	(.11)
Distributions from net realized gain	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	(.13)	(.18)	(.16)	—	(.47)
Net asset value, end of period	$9.36	$8.62	$8.71	$7.67	$6.09
Total Return, at Net Asset Value[2]	10.17%	1.12%	15.62%	25.94%	(40.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,659	$ 95,267	$109,375	$93,550	$72,712
Average net assets (in thousands)	$ 99,577	$105,816	$101,701	$85,066	$96,842
Ratios to average net assets:[3]
Net investment income	1.71%[4]	2.08%[4]	1.93%[4]	0.61%	1.13%
Total expenses[5]	0.71%[4]	0.72%[4]	0.73%[4]	0.78%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.65%[4]	0.72%[4]	0.73%[4]	0.78%	0.69%
Portfolio turnover rate	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.35%
Year Ended January 31, 2012	1.38%
Year Ended January 31, 2011	1.38%
Year Ended January 31, 2010	1.42%
Year Ended January 31, 2009	1.27%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class Y	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.70	$8.80	$7.75	$6.14	$11.05
Income (loss) from investment operations:
Net investment income[1]	.18	.24	.22	.05	.18
Net realized and unrealized gain (loss)	.75	(.11)	1.04	1.60	(4.57)
Total from investment operations	.93	.13	1.26	1.65	(4.39)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.23)	(.21)	(.04)	(.16)
Distributions from net realized gain	—	—	—	—	(.25)
Tax return of capital distribution	—	—	—	—	(.11)
Total dividends and/or distributions to shareholders	(.16)	(.23)	(.21)	(.04)	(.52)
Net asset value, end of period	$9.47	$8.70	$8.80	$7.75	$6.14
Total Return, at Net Asset Value[2]	10.72%	1.57%	16.32%	26.81%	(39.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,530	$9,505	$6,631	$2,700	$1,932
Average net assets (in thousands)	$8,449	$8,314	$4,695	$2,137	$2,296
Ratios to average net assets:[3]
Net investment income	2.01%[4]	2.71%[4]	2.68%[4]	0.72%	1.91%
Total expenses[5]	0.31%[4]	0.25%[4]	0.08%[4]	0.09%	0.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.24%[4]	0.25%[4]	0.08%[4]	0.09%	0.05%
Portfolio turnover rate	23%	12%	43%	13%	9%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	0.95%
Year Ended January 31, 2012	0.91%
Year Ended January 31, 2011	0.73%
Year Ended January 31, 2010	0.73%
Year Ended January 31, 2009	0.63%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	23

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long-term growth of capital and current income. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered

24	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	25

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$5,826,698	$—	$233,095,544	$116,089,282

1. As of January 31, 2013, the Fund had $233,095,544 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$1,226,854
2018	32,374,275
2019	142,546,959
No expiration	56,947,456

Total	$233,095,544

Of these losses, $1,684,542 and $3,077,144 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $2,144,009 and $3,477,418 per year.

2. During the fiscal year ended January 31, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended January 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for January 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Realized Loss on Investments
$16,625,487	$16,625,487

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 was as follows:

	Year Ended January 31, 2013	Year Ended January 31, 2012
Distributions paid from:
Ordinary income	$18,516,055	$20,265,729

26	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,197,172,23 1

Gross unrealized appreciation	$122,016,965
Gross unrealized depreciation	(5,927,683)

Net unrealized appreciation	$116,089,282

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,752
Payments Made to Retired Trustees	6,565
Accumulated Liability as of January 31, 2013	37,485

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	27

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

28	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	29

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Investments, at Value:
Investment Companies	$1,227,258,271	$86,003,242	$—	$1,313,261,513

Total Assets	$1,227,258,271	$86,003,242	$—	$1,313,261,513

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

30	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	16,296,584	$147,201,167	14,269,352	$125,531,029
Dividends and/or distributions reinvested	1,328,760	12,184,660	1,464,269	12,255,806
Acquisition—Note 6	16,456,752	152,427,413	—	—
Redeemed	(15,108,304)	(135,885,550)	(15,547,329)	(136,441,288)

Net increase	18,973,792	$175,927,690	186,292	$1,345,547

Class B
Sold	1,008,088	$8,820,245	2,327,952	$20,179,704
Dividends and/or distributions reinvested	106,086	960,033	191,931	1,587,317
Acquisition—Note 6	1,982,261	18,029,367	—	—
Redeemed	(3,670,406)	(32,434,790)	(3,513,199)	(30,382,061)

Net decrease	(573,971)	$(4,625,145)	(993,316)	$(8,615,040)

Class C
Sold	7,655,809	$67,787,880	6,733,336	$57,968,442
Dividends and/or distributions reinvested	363,813	3,281,594	447,572	3,692,473
Acquisition—Note 6	6,444,221	58,463,415	—	—
Redeemed	(7,656,615)	(67,890,095)	(6,798,499)	(58,350,615)

Net increase	6,807,228	$61,642,794	382,409	$3,310,300

Class N
Sold	2,641,166	$23,652,002	3,228,436	$28,212,497
Dividends and/or distributions reinvested	169,693	1,545,904	232,472	1,936,494
Acquisition—Note 6	3,465,554	31,843,296	—	—
Redeemed	(4,971,946)	(44,490,111)	(4,962,894)	(43,117,600)

Net increase (decrease)	1,304,467	$12,551,091	(1,501,986)	$(12,968,609)

Class Y
Sold	280,875	$2,533,855	647,463	$5,798,619
Dividends and/or distributions reinvested	15,084	138,922	28,974	243,382
Acquisition—Note 6	16,937	157,230	—	—
Redeemed	(504,004)	(4,552,942)	(337,480)	(2,949,889)

Net increase (decrease)	(191,108)	$(1,722,935)	338,957	$3,092,112

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	31

NOTES TO FINANCIAL STATEMENTS    Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$245,638,266	$248,910,205

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended January 31, 2013 was 0.55%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

32	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0. 75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$562,577
Class C	3,455,676
Class N	1,767,592

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$750,273	$5,256	$209,565	$31,186	$3,938

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. During the year ended January 31, 2013, the Manager waived $650 for Class Y. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the year ended January 31, 2013, the manager waived fees and/or reimbursed the Fund $526,356.

During the year ended January 31, 2013, the Manager also voluntarily reimbursed $106,200 of additional Fund expenses.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Acquisitions

Acquisition of Oppenheimer Transition 2020 Fund

On October 4, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2020 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2020 Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

34	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2020 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 4, 2012[1]
Class A	0.9750920259	7,063,083	$65,545,407	$647,245,747
Class B	0.9787271131	976,250	$8,893,637	$108,135,541
Class C	0.9802696370	3,069,779	$27,904,289	$274,966,711
Class N	0.9843000000	1,477,058	$13,603,702	$103,516,308
Class Y	0.9941203863	4,344	$40,487	$8,267,304

1. The net assets acquired included net unrealized appreciation of $21,076,759 and an unused capital loss carryforward of $3,386,214, potential utilization subject to tax limitations.

Acquisition of Oppenheimer Transition 2015 Fund

On October 18, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2015 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2015 Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2015 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 18, 2012[1]
Class A	0.9383371767	4,539,648	$42,127,935	$689,671,721
Class B	0.9401819978	591,333	$5,387,040	$113,219,587
Class C	0.9406639164	1,737,979	$15,798,228	$291,270,023
Class N	0.9453147666	924,874	$8,518,087	$111,605,926
Class Y	0.9493839228	1,863	$17,380	$8,280,990

1. The net assets acquired included net unrealized appreciation of $12,004,188 and an unused capital loss carryforward of $1,976,880, potential utilization subject to tax limitations.

Acquisition of Oppenheimer Transition 2025 Fund

On November 1, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2025 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2025 Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

6. Acquisitions Continued

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2025 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on November 1, 2012[1]
Class A	1.0329587852	4,854,021	$44,754,071	$729,649,167
Class B	1.0341061947	414,678	$3,748,690	$115,831,553
Class C	1.0383041020	1,636,463	$14,760,898	$302,158,853
Class N	1.0385114880	1,063,622	$9,721507	$119,773,629
Class Y	1.0318239741	10,730	$99,363	$8,327,985

1. The net assets acquired included net unrealized appreciation of $13,226,014.

Had the mergers occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$18,808,462
Net gain on investments	$61,463,824
Net increase in net assets resulting from operations	$80,067,808

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and

36	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Moderate Investor Fund (a series of Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Moderate Investor Fund as of January 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 18, 2013

38	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 36.72% arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $9,399,504 the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2013, the maximum amount allowable but not less than $9,151,549 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $242,404 of foreign income taxes were paid by the Fund during the fiscal year ended January 31, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $2,687,731 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	39

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with

40	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston and Krishna Memani, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager and Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds. The Board noted that the Fund’s one-, three-, and five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund will not pay a direct management fee but that the Fund indirectly bears its share

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	41

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load passively managed affiliated mixed-asset target allocation moderate funds of funds with comparable asset levels and distribution features. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.30% for Class A shares, 2.05% for Class B and Class C shares, 1.55% for Class N shares, and 1.05% for Class Y shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the prospectus. The Board noted that the Fund’s total expenses were lower than its peer group median and average. The Board also noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct management fees.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their

42	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	43

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 73	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	45

TRUSTEES AND OFFICERS    Unaudited / Continued

David K. Downes, Continued	Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Age: 72	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Advisory Board Member (since 2013) Age: 64	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Federal Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Mary F. Miller, Trustee (since 2005) Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Advisory Board Member (since 2012) Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	47

TRUSTEES AND OFFICERS    Unaudited / Continued

Joanne Pace, Continued	Trustee/Director. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 65	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Memani, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

48	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Alan C. Gilston, Vice President (since 2009) Age: 54	Vice President of the Sub-Adviser (since September 1997); Director of OFI Trust Company (since 2013); a member of the Funds’ portfolio management team and a member of the Sub-Adviser’s Asset Allocation Committee (since February 2009); a member of the Sub-Adviser’s Risk Management Team during various periods. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2010) Age: 52	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President (March 2009-December 2012). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 54	Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	49

TRUSTEES AND OFFICERS    Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2010) Age: 54

Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010);

District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL-OPP (225-5677).

50	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	51

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52	OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND	53

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0545.001.0113 March 22, 2013

1	31	2013

ANNUAL REPORT

Oppenheimer Portfolio Series

Active Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		S&P 500 Index	Barclays Capital U.S. Aggregate Bond Index
	Without Sales Charge	With Sales Charge
1-Year	12.67%	6.19%	16.78%	2.59%
5-Year	0.32	–0.87	3.97	5.45
Since Inception (4/5/05)	2.97	2.20	5.33	5.49

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

During the twelve-month period ended January 31, 2013, the Fund’s Class A shares (without sales charge) returned 12.67%. Buoyed by stimulative measures taken by central banks, equities and higher-yielding fixed-income securities produced positive results and generally outperformed historically defensive securities, such as U.S. Treasuries, this period. Against this backdrop, the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, which returned 2.59%, and underperformed the S&P 500 Index, which returned 16.78%.1

MARKET OVERVIEW

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. risk markets as well as across a number of international markets over the first three months of 2012. The rebound gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities. The second quarter of 2012 was more volatile for the markets. In the U.S.,

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class Y shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master-Event Linked Bond, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC, which do not offer Class Y shares.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	3

slow growth and stubbornly high unemployment gave investors pause. Outside of the U.S., the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the markets generally resumed an upward trend. Positive investor developments appeared to outweigh continued economic and political uncertainty, including uncertainty around the November 2012 elections and the potential elimination of a significant amount of government stimulus beginning in 2013 due to the so-called ‘fiscal cliff’. Markets in the U.S. were bolstered by the continued improvement of the housing market and the Federal Reserve introducing a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. The U.S. Congress enacted a last minute temporary resolution to the fiscal cliff at the start of 2013, which provided a significant lift to markets in the last month of the period.

The markets were also aided by developments outside of the U.S. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made the imminent fracturing of the Eurozone and the serious consequences it might have for the euro far less likely, lifting the mood of investors. The ECB also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under this plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

While the markets performed well over the period, weak Gross Domestic Product (“GDP”) growth in the U.S. contributed to a dampening of corporate expenditures, including hiring, which contributed to an economic slowdown in the fourth quarter of 2012. The reduction in GDP growth outside of the U.S. also negatively impacted exports, as did a strengthening U.S. dollar. Debate over fiscal policy continued in the U.S. Congress, setting the stage for further showdowns.

FUND REVIEW

At period end, the Fund had roughly 20% of its assets invested in an “active allocation,” and 80% invested in a “static allocation” of Oppenheimer funds in an attempt to take advantage of short- to mid-term market conditions. The active allocation portion of the Fund produced positive performance during the reporting period as declining market volatility and a rebound in the equity markets enabled the component to generate positive tilts. The component favored small-cap growth, emerging market and high dividend equities within its equity allocation through exposure to Oppenheimer Value

4	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer International Growth Fund, Oppenheimer International Value Fund and Oppenheimer Developing Markets Fund. These underlying funds performed positively for the component.

On the fixed income side, the component had less exposure to short-term U.S. government notes and redeployed the allocation towards event-linked bonds, which are short-term bonds that default if a catastrophic insurance-related event were to occur, through an investment in Oppenheimer Master Event-Linked Bond Fund, LLC. These bonds generally pay a substantially higher yield than short-term U.S. bonds and therefore benefited performance this period. The component also invested in real estate through exposure to Oppenheimer Real Estate Fund, which performed positively.

In addition, the component engaged in tactical tilts that were beneficial. For example, at certain times throughout the period, we increased our exposure to fixed income sectors including mortgages and high yield securities. The component also continued to engage in tactical tilts in stocks and bonds but the timing of many of these tilts were not value-additive.

On a stand-alone basis, the static allocation of the Fund produced a positive return. The static allocation’s largest foreign equity funds, Oppenheimer International Growth Fund and Oppenheimer International Value Fund, were among the top performing underlying holdings this period. Both of these underlying holdings also outperformed their benchmarks. Foreign equities generally performed better than U.S. stocks this period as investors looked to overseas opportunities amid anxiety over the U.S. fiscal cliff and the November elections, in addition to increased optimism surrounding the ECB’s actions. The static allocation had smaller allocations to Oppenheimer Developing Markets Fund and Oppenheimer International Small Company Fund, which also produced positive returns and outperformed their respective benchmarks.

The static allocation also received positive contributions to return from its domestic equity holdings. The static allocation had its largest allocations to Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund, which performed positively, but underperformed their respective benchmarks, largely due to weaker relative stock selection in a couple of sectors. The static allocation had a smaller allocation to Oppenheimer Main Street Small- & Mid-Cap Fund, which performed positively despite underperforming its benchmark.

Fixed-income investments also benefited the static allocation’s performance. The largest fixed-income holding, Oppenheimer Core Bond Fund, performed positively and outperformed its benchmark. The underlying fund’s continued favoring of spread products, particularly mortgage-backed obligations, over government debt contributed to its positive performance this period. Smaller allocations to Oppenheimer International

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	5

Bond Fund and Oppenheimer Limited-Term Government Fund also boosted performance. Oppenheimer International Bond Fund’s performance benefited largely from an emphasis on emerging-markets bonds over their developed-markets counterparts. The underlying fund outperformed its Reference Index, which is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified. Oppenheimer Limited-Term Government Fund, like Oppenheimer Core Bond Fund, benefited from is exposure to spread products.

The static allocation’s smaller allocation to alternative investments had a muted impact on performance this period. The static allocation had exposure to alternative investments through holdings in Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Real Estate Fund, Oppenheimer Global Multi Strategies Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Currency Opportunities Fund and Oppenheimer Gold & Special Minerals Fund. Oppenheimer Global Multi Strategies Fund and Oppenheimer Currency Opportunities Fund were newly established positions this period.

6	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Alan C. Gilston Portfolio Manager

Krishna Memani Portfolio Manager

Caleb Wong Portfolio Manager

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Equity Funds	46.5%
Foreign Equity Funds	31.5
Domestic Fixed Income Funds	12.0
Alternative Funds	5.2
Foreign Fixed Income Fund	4.0
Money Market Fund	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Value Fund, Cl. Y	21.7%
Oppenheimer Capital Appreciation Fund, Cl. Y	17.9
Oppenheimer International Growth Fund, Cl. Y	12.7
Oppenheimer International Value Fund, Cl. Y	10.0
Oppenheimer Core Bond Fund, Cl. Y	7.7
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	6.9
Oppenheimer Developing Markets Fund, Cl. Y	5.4
Oppenheimer International Bond Fund, Cl. Y	4.0
Oppenheimer International Small Company Fund, Cl. Y	3.4
Oppenheimer Limited-Term Government Fund, Cl. Y	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

	Inception Date	1-Year	5-Year	Since Inception
Class A (OAAAX)	4/5/05	12.67%	0.32%	2.97%
Class B (OAABX)	4/5/05	11.73%	–0.53%	2.33%
Class C (OAACX)	4/5/05	11.70%	–0.46%	2.18%
Class N (OAANX)	4/5/05	12.42%	0.13%	2.77%
Class Y (OAAYX)	4/5/05	12.92%	0.69%	3.36%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
	Inception Date	1-Year	5-Year	Since Inception
Class A (OAAAX)	4/5/05	6.19%	–0.87%	2.20%
Class B (OAABX)	4/5/05	6.73%	–0.91%	2.33%
Class C (OAACX)	4/5/05	10.70%	–0.46%	2.18%
Class N (OAANX)	4/5/05	11.42%	0.13%	2.77%
Class Y (OAAYX)	4/5/05	12.92%	0.69%	3.36%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for

8	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,104.00	$2.59
Class B	1,000.00	1,099.20	7.15
Class C	1,000.00	1,098.80	6.56
Class N	1,000.00	1,102.60	3.76
Class Y	1,000.00	1,105.50	0.79

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.67	2.49
Class B	1,000.00	1,018.35	6.87
Class C	1,000.00	1,018.90	6.31
Class N	1,000.00	1,021.57	3.61
Class Y	1,000.00	1,024.38	0.76

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.49%
Class B	1.35
Class C	1.24
Class N	0.71
Class Y	0.15

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	11

STATEMENT OF INVESTMENTS    January 31, 2013

	Shares	Value
Investment Companies—99.9%[1]
Alternative Funds—5.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	3,738,891	$12,824,397
Oppenheimer Currency Opportunities Fund, Cl. Y2	476,056	6,879,007
Oppenheimer Global Multi Strategies Fund, Cl. Y	473,899	12,245,540
Oppenheimer Gold & Special Minerals Fund, Cl. Y2	352,799	10,054,767
Oppenheimer Master Event-Linked Bond Fund, LLC	1,893,304	23,572,811
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,774,316	33,776,203
Oppenheimer Real Estate Fund, Cl. Y	581,971	13,839,282
		113,192,007
Domestic Equity Funds—46.4%
Oppenheimer Capital Appreciation Fund, Cl. Y	7,450,084	392,246,926
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	5,920,571	151,981,057
Oppenheimer Value Fund, Cl. Y	19,269,244	475,757,631
		1,019,985,614
Domestic Fixed Income Funds—12.0%
Oppenheimer Core Bond Fund, Cl. Y	24,190,664	168,367,021
Oppenheimer Limited-Term Government Fund, Cl. Y	7,257,341	67,565,841
Oppenheimer Master Loan Fund, LLC	2,144,879	28,466,323
		264,399,185
Foreign Equity Funds—31.5%
Oppenheimer Developing Markets Fund, Cl. Y	3,339,277	119,646,301
Oppenheimer International Growth Fund, Cl. Y	8,705,717	278,234,731
Oppenheimer International Small Company Fund, Cl. Y	3,156,506	74,935,455
Oppenheimer International Value Fund, Cl. Y	13,613,221	218,628,322
		691,444,809
Foreign Fixed Income Fund—4.0%
Oppenheimer International Bond Fund, Cl. Y	13,347,143	88,091,144
Money Market Fund—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[3]	18,021,906	18,021,906
Total Investments, at Value (Cost $1,744,865,833)	99.9%	2,195,134,665
Other Assets Net of Liabilities	0.1	1,949,727

Net Assets	100.0%	$2,197,084,392

12	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2012	Gross Additions	Gross Reductions	Shares January 31, 2013
Oppenheimer Capital Appreciation Fund, Cl. Y	6,661,389	1,905,893	1,117,198	7,450,084
Oppenheimer Champion Income Fund, Cl. Y	21,817,229	1,680,357	23,497,586	— [a]
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	13,661,840	1,627,982	11,550,931	3,738,891
Oppenheimer Core Bond Fund, Cl. Y	30,022,131	5,899,114	11,730,581	24,190,664
Oppenheimer Currency Opportunities Fund, Cl. Y	—	483,451	7,395	476,056
Oppenheimer Developing Markets Fund, Cl. Y	2,719,088	1,110,173	489,984	3,339,277
Oppenheimer Discovery Fund, Cl. Y	391,569	146,069	537,638	—
Oppenheimer Global Multi Strategies Fund, Cl. Y	—	480,488	6,589	473,899
Oppenheimer Gold & Special Minerals Fund, Cl. Y	286,317	239,510	173,028	352,799
Oppenheimer Institutional Money Market Fund, Cl. E	31,015,263	162,533,533	175,526,890	18,021,906
Oppenheimer International Bond Fund, Cl. Y	16,035,885	5,280,892	7,969,634	13,347,143
Oppenheimer International Growth Fund, Cl. Y	8,742,041	2,420,019	2,456,343	8,705,717
Oppenheimer International Small Company Fund, Cl. Y	1,001,705	2,336,918	182,117	3,156,506
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	7,275,334	7,870,004	1,532,117	13,613,221
Oppenheimer Limited-Term Government Fund, Cl. Y	11,957,314	1,799,939	6,499,912	7,257,341
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	4,568,848	2,069,503	717,780	5,920,571
Oppenheimer Master Event-Linked Bond Fund, LLC	2,227,220	1,607,530	1,941,446	1,893,304
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,932,723	436,889	595,296	2,774,316
Oppenheimer Master Loan Fund, LLC	—	2,178,183	33,304	2,144,879
Oppenheimer Real Estate Fund, Cl. Y	1,391,726	139,470	949,225	581,971
Oppenheimer Rising Dividends Fund, Cl. Y	1,815,339	934,912	2,750,251	—
Oppenheimer Value Fund, Cl. Y	18,483,379	4,172,979	3,387,114	19,269,244

		Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y		$392,246,926	$3,372,419	$2,603,826
Oppenheimer Champion Income Fund, Cl. Y		—	1,800,197	5,575,936
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y		12,824,397	—	(968,614)
Oppenheimer Core Bond Fund, Cl. Y		168,367,021	8,597,651	(15,262,562)
Oppenheimer Currency Opportunities Fund, Cl. Y		6,879,007	—	(338)
Oppenheimer Developing Markets Fund, Cl. Y		119,646,301	712,386	396,102
Oppenheimer Discovery Fund, Cl. Y		—	—	1,402,996
Oppenheimer Global Multi Strategies Fund, Cl. Y		12,245,540	—	732
Oppenheimer Gold & Special Minerals Fund, Cl. Y		10,054,767	—	(2,084,594)
Oppenheimer Institutional Money Market Fund, Cl. E		18,021,906	53,012	—
Oppenheimer International Bond Fund, Cl. Y		88,091,144	3,485,741	347,829
Oppenheimer International Growth Fund, Cl. Y		278,234,731	4,085,881	11,026,989
Oppenheimer International Small Company Fund, Cl. Y		74,935,455	397,185	134,202

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	13

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

	Value	Income		Realized Gain (Loss)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	$218,628,322	$2,098,488		$(886,388)
Oppenheimer Limited-Term Government Fund, Cl. Y	67,565,841	2,741,867		(294,335)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	151,981,057	1,303,657		937,573
Oppenheimer Master Event-Linked Bond Fund, LLC	23,572,811	2,362,724	[b]	(312,968)[b]
Oppenheimer Master Inflation Protected Securities Fund, LLC	33,776,203	753,636	[c]	123,863 [c]
Oppenheimer Master Loan Fund, LLC	28,466,323	149,801	[d]	404,675 [d]
Oppenheimer Real Estate Fund, Cl. Y	13,839,282	611,154		4,142,044
Oppenheimer Rising Dividends Fund, Cl. Y	—	653,115		5,884,550
Oppenheimer Value Fund, Cl. Y	475,757,631	7,784,299		(2,950,601)

	$2,195,134,665	$40,963,213		$10,220,917

a. Oppenheimer Champion Income Fund merged into Oppenheimer Global Strategic Income Fund on September 21, 2012.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield as of January 31, 2013.

See accompanying Notes to Financial Statements.

14	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013

Assets
Investments, at value—see accompanying statement of investments affiliated companies (cost $1,744,865,833)	$2,195,134,665
Cash	2,868,864
Receivables and other assets:
Shares of beneficial interest sold	1,164,103
Dividends	1,030,533
Investments sold	995,651
Other	123,543
Total assets	2,201,317,359
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,978,001
Investments purchased	1,028,108
Distribution and service plan fees	460,184
Transfer and shareholder servicing agent fees	320,923
Trustees’ compensation	222,399
Shareholder communications	113,270
Other	110,082
Total liabilities	4,232,967
Net Assets	$2,197,084,392
Composition of Net Assets
Par value of shares of beneficial interest	$215,460
Additional paid-in capital	2,559,729,767
Accumulated net investment income	27,914,077
Accumulated net realized loss on investments and foreign currency transactions	(841,043,744)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	450,268,832
Net Assets	$2,197,084,392

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	15

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,308,798,529 and 127,489,338 shares of beneficial interest outstanding)	$10.27
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.90
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $249,959,310 and 24,757,774 shares of beneficial interest outstanding)	$10.10
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $492,454,906 and 48,932,310 shares of beneficial interest outstanding)	$10.06
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,041,539 and 13,525,858 shares of beneficial interest outstanding)	$10.21
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $7,830,108 and 754,232 shares of beneficial interest outstanding)	$10.38

See accompanying Notes to Financial Statements.

16	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS    For the Year Ended January 31, 2013

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,360,472
Dividends	2,252
Expenses[2]	(110,336)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,252,388
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	753,636
Expenses	(161,530)
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	592,106
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	149,756
Dividends	45
Expenses[3]	(7,091)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	142,710
Total allocation of net investment income from master funds	2,987,204
Investment Income
Dividends from affiliated companies	37,697,052
Interest	15,508
Other income	39,629
Total investment income	37,752,189
Expenses
Distribution and service plan fees:
Class A	2,851,739
Class B	2,588,212
Class C	4,434,697
Class N	612,958
Transfer and shareholder servicing agent fees:
Class A	1,970,160
Class B	678,158
Class C	747,234
Class N	167,588
Class Y	9,617
Shareholder communications:
Class A	111,898
Class B	24,124
Class C	41,909
Class N	5,763
Class Y	328
Asset allocation fees	1,991,976
Trustees’ compensation	56,507
Custodian fees and expenses	30,529
Other	205,456
Total expenses	16,528,853
Less waivers and reimbursements of expenses	(751,941)
Net expenses	15,776,912
Net Investment Income	24,962,481

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	17

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$(861,586)
Affiliated companies	10,005,347
Distributions received from affiliated companies	3,422,756
Closing and expiration of option contracts written	(463,212)
Closing and expiration of futures contracts	(5,801,943)
Foreign currency transactions	(5,204,136)
Swap contracts	7,949,899
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(312,968)
Oppenheimer Master Inflation Protected Securities Fund, LLC	123,863
Oppenheimer Master Loan Fund, LLC	404,675
Total net realized gain	9,262,695
Net change in unrealized appreciation/depreciation on:
Investments	195,184,600
Translation of assets and liabilities denominated in foreign currencies	1,739,030
Futures contracts	918,230
Swap contracts	(1,906,184)
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	889,978
Oppenheimer Master Inflation Protected Securities Fund, LLC	557,337
Oppenheimer Master Loan Fund, LLC	(260,526)
Total net change in unrealized appreciation/depreciation	197,122,465
Net Increase in Net Assets Resulting from Operations	$231,347,641

1. The Fund invests in certain affiliated funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $1,142.

3. Net of expense waivers and/or reimbursements of $217.

See accompanying Notes to Financial Statements.

18	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 31, 2013	Year Ended January 31, 2012
Operations
Net investment income	$24,962,481	$27,253,317
Net realized gain (loss)	9,262,695	(30,737,074)
Net change in unrealized appreciation/depreciation	197,122,465	(47,160,056)
Net increase (decrease) in net assets resulting from operations	231,347,641	(50,643,813)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(18,481,089)	(24,138,977)
Class B	(1,382,783)	(3,792,885)
Class C	(3,889,448)	(6,324,436)
Class N	(1,737,810)	(2,464,451)
Class Y	(128,807)	(311,889)
	(25,619,937)	(37,032,638)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	91,103,432	(55,508,608)
Class B	(62,712,194)	(44,034,678)
Class C	14,311,392	(40,013,959)
Class N	2,960,836	(20,224,550)
Class Y	(5,050,129)	156,785
	40,613,337	(159,625,010)
Net Assets
Total increase (decrease)	246,341,041	(247,301,461)
Beginning of period	1,950,743,351	2,198,044,812
End of period (including accumulated net investment income of $27,914,077 and $25,544,421, respectively)	$2,197,084,392	$1,950,743,351

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	19

FINANCIAL HIGHLIGHTS

	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class A	2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$9.25	$9.66	$8.19	$6.28	$11.28
Income (loss) from investment operations:
Net investment income[1]	.15	.16	.15	.04	.10
Net realized and unrealized gain (loss)	1.02	(.36)	1.41	1.96	(4.74)
Total from investment operations	1.17	(.20)	1.56	2.00	(4.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.21)	(.09)	(.09)	—
Distributions from net realized gain	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	(.15)	(.21)	(.09)	(.09)	(.36)
Net asset value, end of period	$10.27	$9.25	$9.66	$8.19	$6.28
Total Return, at Net Asset Value[2]	12.67%	(2.02)%	19.01%	31.77%	(41.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,308,798	$1,097,812	$1,201,751	$1,070,411	$ 868,187
Average net assets (in thousands)	$1,153,465	$1,147,826	$1,124,399	$ 983,645	$1,267,124
Ratios to average net assets:[3]
Net investment income	1.56%[4]	1.63%[4]	1.70%[4]	0.59%	1.00%
Total expenses[5]	0.56%[4]	0.55%[4]	0.57%[4]	0.61%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%[4]	0.55%[4]	0.57%[4]	0.60%	0.53%
Portfolio turnover rate	28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.24%
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.27%
Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.15%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

20	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class B	2013	2012	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$9.09	$9.49	$8.05	$6.17	$11.20
Income (loss) from investment operations:
Net investment income (loss)[1]	.06	.07	.07	(.01)	.01
Net realized and unrealized gain (loss)	1.00	(.35)	1.38	1.91	(4.68)
Total from investment operations	1.06	(.28)	1.45	1.90	(4.67)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.12)	(.01)	(.02)	—
Distributions from net realized gain	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	(.05)	(.12)	(.01)	(.02)	(.36)
Net asset value, end of period	$10.10	$9.09	$9.49	$8.05	$6.17
Total Return, at Net Asset Value[2]	11.73%	(2.90)%	18.03%	30.85%	(41.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$249,959	$286,036	$343,069	$312,190	$258,625
Average net assets (in thousands)	$259,073	$315,211	$322,814	$291,118	$389,957
Ratios to average net assets:[3]
Net investment income (loss)	0.61%[4]	0.74%[4]	0.84%[4]	(0.18)%	0.15%
Total expenses[5]	1.40%[4]	1.40%[4]	1.43%[4]	1.49%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%[4]	1.40%[4]	1.43%[4]	1.48%	1.35%
Portfolio turnover rate	28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	2.08%
Year Ended January 31, 2012	2.10%
Year Ended January 31, 2011	2.13%
Year Ended January 31, 2010	2.18%
Year Ended January 31, 2009	1.97%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	21

FINANCIAL HIGHLIGHTS    Continued

	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class C	2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$9.08	$9.48	$8.04	$6.17	$11.18
Income (loss) from investment operations:
Net investment income (loss)[1]	.08	.08	.08	(.01)	.02
Net realized and unrealized gain (loss)	.98	(.35)	1.38	1.91	(4.67)
Total from investment operations	1.06	(.27)	1.46	1.90	(4.65)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.13)	(.02)	(.03)	—
Distributions from net realized gain	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	(.08)	(.13)	(.02)	(.03)	(.36)
Net asset value, end of period	$10.06	$9.08	$9.48	$8.04	$6.17
Total Return, at Net Asset Value[2]	11.70%	(2.76)%	18.17%	30.80%	(41.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$492,455	$432,564	$492,493	$442,036	$369,953
Average net assets (in thousands)	$445,399	$463,116	$461,832	$413,626	$560,138
Ratios to average net assets:[3]
Net investment income (loss)	0.79%[4]	0.86%[4]	0.94%[4]	(0.07)%	0.20%
Total expenses[5]	1.30%[4]	1.30%[4]	1.32%[4]	1.38%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%[4]	1.30%[4]	1.32%[4]	1.37%	1.30%
Portfolio turnover rate	28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.98%
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.02%
Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.92%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

22	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class N	2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$9.20	$9.61	$8.14	$6.24	$11.24
Income (loss) from investment operations:
Net investment income[1]	.13	.13	.13	.02	.08
Net realized and unrealized gain (loss)	1.01	(.36)	1.41	1.96	(4.72)
Total from investment operations	1.14	(.23)	1.54	1.98	(4.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.18)	(.07)	(.08)	—
Distributions from net realized gain	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	(.13)	(.18)	(.07)	(.08)	(.36)
Net asset value, end of period	$10.21	$9.20	$9.61	$8.14	$6.24
Total Return, at Net Asset Value[2]	12.42%	(2.27)%	18.92%	31.62%	(41.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,042	$122,589	$148,609	$134,276	$104,818
Average net assets (in thousands)	$122,558	$136,771	$141,119	$123,718	$149,553
Ratios to average net assets[3]
Net investment income	1.37%[4]	1.39%[4]	1.51%[4]	0.27%	0.82%
Total expenses[5]	0.77%[4]	0.75%[4]	0.76%[4]	0.79%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%[4]	0.75%[4]	0.76%[4]	0.78%	0.74%
Portfolio turnover rate	28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.45%
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.46%
Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	23

FINANCIAL HIGHLIGHTS    Continued

	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,	Year Ended January 31,
Class Y	2013	2012	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$9.35	$9.76	$8.27	$6.33	$11.33
Income (loss) from investment operations:
Net investment income[1]	.16	.19	.20	.06	.15
Net realized and unrealized gain (loss)	1.04	(.36)	1.41	2.00	(4.79)
Total from investment operations	1.20	(.17)	1.61	2.06	(4.64)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.24)	(.12)	(.12)	—
Distributions from net realized gain	—	—	—	—	(.36)
Total dividends and/or distributions to shareholders	(.17)	(.24)	(.12)	(.12)	(.36)
Net asset value, end of period	$10.38	$9.35	$9.76	$8.27	$6.33
Total Return, at Net Asset Value[2]	12.92%	(1.63)%	19.51%	32.47%	(41.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,830	$11,742	$12,123	$3,555	$2,706
Average net assets (in thousands)	$11,661	$12,392	$8,568	$3,138	$3,724
Ratios to average net assets:[3]
Net investment income	1.69%[4]	2.02%[4]	2.26%[4]	0.77%	1.56%
Total expenses[5]	0.21%[4]	0.20%[4]	0.20%[4]	0.19%	0.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.17%[4]	0.20%[4]	0.20%[4]	0.18%	0.15%
Portfolio turnover rate	28%[6]	21%[6]	54%	31%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	0.89%
Year Ended January 31, 2012	0.90%
Year Ended January 31, 2011	0.90%
Year Ended January 31, 2010	0.88%
Year Ended January 31, 2009	0.77%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

24	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS    January 31, 2013

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Active Allocation Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long-term growth of capital with a secondary objective of current income. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	25

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on

26	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$27,574,391	$—	$743,120,443	$352,903,643

1. As of January 31, 2013, the Fund had $743,120,443 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$68,767,077
2018	410,568,137
2019	221,029,215
No expiration	42,756,014

Total	$743,120,443

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	27

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Of these losses, $4,049,353 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $4,049,353 per year.

2. During the fiscal year ended January 31, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended January 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for January 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increaseto Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$12,390,337	$3,027,112	$15,417,449

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 was as follows:

	Year Ended January 31, 2013	Year Ended January 31, 2012
Distributions paid from:
Ordinary income	$25,619,937	$37,032,638

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,842,231,022

Gross unrealized appreciation	$359,479,994
Gross unrealized depreciation	(6,576,351)

Net unrealized appreciation	$352,903,643

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution

28	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

method with respect to their benefits under the Plan. During the year ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$21,526
Payments Made to Retired Trustees	15,860
Accumulated Liability as of January 31, 2013	106,460

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	29

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities) are valued at the mean between the

30	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

“bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	31

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$2,109,319,328	$85,815,337	$—	$2,195,134,665

Total Assets	$2,109,319,328	$85,815,337	$—	$2,195,134,665

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement

32	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	20,527,734	$198,706,652	18,258,142	$174,599,896
Dividends and/or distributions reinvested	1,830,015	18,135,444	2,669,027	23,727,614
Acquisition—Note 7	13,078,223	130,650,086	—	—
Redeemed	(26,593,547)	(256,388,750)	(26,642,846)	(253,836,118)

Net increase (decrease)	8,842,425	$91,103,432	(5,715,677)	$(55,508,608)

Class B
Sold	1,428,397	$13,312,623	3,749,505	$35,038,408
Dividends and/or distributions reinvested	140,049	1,366,889	428,268	3,743,063
Acquisition—Note 7	1,910,666	18,644,796	—	—
Redeemed	(10,178,448)	(96,036,502)	(8,876,952)	(82,816,149)

Net decrease	(6,699,336)	$(62,712,194)	(4,699,179)	$(44,034,678)

Class C
Sold	6,956,186	$65,928,450	7,411,880	$69,136,001
Dividends and/or distributions reinvested	392,303	3,817,108	711,523	6,204,481
Acquisition—Note 7	6,315,461	61,542,709	—	—
Redeemed	(12,376,480)	(116,976,875)	(12,435,727)	(115,354,441)

Net increase (decrease)	1,287,470	$14,311,392	(4,312,324)	$(40,013,959)

Class N
Sold	1,967,146	$18,949,540	2,512,651	$23,822,818
Dividends and/or distributions reinvested	167,305	1,649,625	267,978	2,368,927
Acquisition—Note 7	3,071,774	30,453,920	—	—
Redeemed	(5,003,304)	(48,092,249)	(4,928,234)	(46,416,295)

Net increase (decrease)	202,921	$2,960,836	(2,147,605)	$(20,224,550)

Class Y
Sold	258,440	$2,521,536	333,917	$3,253,207
Dividends and/or distributions reinvested	12,550	125,749	34,461	309,118
Acquisition—Note 7	37,003	373,520	—	—
Redeemed	(810,107)	(8,070,934)	(353,881)	(3,405,540)

Net increase (decrease)	(502,114)	$(5,050,129)	14,497	$156,785

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$557,205,298	$712,044,971
To Be Announced (TBA) mortgage-related securities	113,842,157	114,874,878

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended January 31, 2013 was 0.57%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. In addition, the Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

34	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$1,684,687
Class C	7,117,665
Class N	1,956,073

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$1,073,082	$—	$496,457	$9,523	$6,677

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the year ended January 31, 2013, the Manager waived fees and/or reimbursed the Fund $645,741.

During the year ended January 31, 2013, the Manager also voluntarily reimbursed $106,200 of additional Fund expenses.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no

36	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	37

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$1,932,699	$1,932,699
Equity contracts	(826,601)	(463,212)	(10,990,593)	—	6,963,070	(5,317,336)
Foreign exchange contracts	—	—	—	(4,743,712)	—	(4,743,712)
Interest rate contracts	—	—	3,475,740	—	(945,870)	2,529,870
Volatility contracts	—	—	1,712,910	—	—	1,712,910

Total	$(826,601)	$(463,212)	$(5,801,943)	$(4,743,712)	$7,949,899	$(3,885,569)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

38	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$(300,533)	$(300,533)
Equity contracts	1,444,671	—	(1,423,767)	20,904
Foreign exchange contracts	—	1,739,030	(181,884)	1,557,146
Interest rate contracts	(526,441)	—	—	(526,441)

Total	$918,230	$1,739,030	$(1,906,184)	$751,076

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

During the year ended January 31, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $24,233,144 and $30,341,077, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of January 31, 2013, the Fund had no outstanding forward contracts.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended January 31, 2013, the Fund had an ending monthly average market value of $58,959,130 and $33,436,772 on futures contracts purchased and sold, respectively.

40	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

As of January 31, 2013, the Fund had no outstanding futures contracts.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended January 31, 2013, the Fund had an ending monthly average market value of $1,503,068 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended January 31, 2013, the Fund had an ending monthly average market value of $4,500,882 on written put options.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Written option activity for the year ended January 31, 2013 was as follows:

	Put Options
	Number of Contracts	Amount of Premiums
Options outstanding as of
January 31, 2012	—	$—
Options written	15,000	84,078,268
Options closed or expired	(15,000)	(84,078,268)

Options outstanding as of January 31, 2013	—	$—

As of January 31, 2013, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer

42	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the year ended January 31, 2013, the Fund had ending monthly average notional amounts of $12,226,508 and $22,383,077 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of January 31, 2013, the Fund had no such credit default swaps outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended January 31, 2013, the Fund had ending monthly average notional amounts of $61,074,990 and $63,248,409 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of January 31, 2013, the Fund had no such interest rate swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended January 31, 2013, the Fund had ending monthly average notional amounts of $36,517,393 and $10,084,839 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

44	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

As of January 31, 2013, the Fund had no such total return swap agreements outstanding.

7. Acquisitions

Acquisition of Oppenheimer Transition 2030 Fund

On October 18, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2030 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2030 Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	ExchangeRatio to One Share of the Oppenheimer Transition 2030 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 18, 2012[1]
Class A	0.9395791000	7,818,745	$78,187,450	$1,255,222,892
Class B	0.9436008188	1,230,461	$12,021,603	$260,981,500
Class C	0.9451652664	3,228,596	$31,511,096	$487,282,000
Class N	0.9474834844	1,488,049	$14,776,323	$138,859,915
Class Y	0.9458763834	10,090	$102,106	$12,949,696

1. The net assets acquired included net unrealized appreciation of $28,904,573 and unused capital loss carry forward of $4,099,865, potential utilization subject to tax limitations.

Acquisition of Oppenheimer Transition 2040 Fund

On October 4, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2040 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2040 Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

7. Acquisitions Continued

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2040 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 4, 2012[1]
Class A	0.9983032000	3,791,217	$37,912,174	$1,181,020,721
Class B	1.0033591607	431,245	$4,213,263	$250,122,064
Class C	1.0037503074	2,018,060	$19,696,267	$456,520,488
Class N	1.0012887210	1,041,527	$10,342,364	$125,462,257
Class Y	1.0089237154	15,042	$152,225	$12,907,734

1. The net assets acquired included net unrealized appreciation of $14,360,344.

Acquisition of Oppenheimer Transition 2050 Fund

On November 1, 2012, the Fund acquired all of the net assets of Oppenheimer Transition 2050 Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Transition 2050 Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Transition 2050 Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on November 1, 2012[1]
Class A	1.0134151362	1,468,261	$14,550,462	$1,255,491,143
Class B	1.0166800620	248,960	$2,409,930	$260,149,892
Class C	1.0197178904	1,068,805	$10,335,346	$491,890,027
Class N	1.0169311992	542,198	$5,335,233	$141,546,107
Class Y	1.0048489084	11,871	$119,189	$12,911,815

1. The net assets acquired included net unrealized appreciation of $6,787,445.

Had the mergers occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$24,102,848
Net gain on investments	$180,136,954
Net increase in net assets resulting from operations	$204,239,802

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager

46	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

8. Pending Litigation Continued

and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	47

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

48	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Active Allocation Fund (a series of Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Allocation Fund as of January 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 18, 2013

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	49

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 46.33% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $20,452,620 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2013, the maximum amount allowable but not less than $9,360,141 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $673,016 of foreign income taxes were paid by the Fund during the fiscal year ended January 31, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $7,394,436 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

50	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and its Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	51

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited/Continued

respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston, Krishna Memani and Caleb Wong, the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser, and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager and Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation growth funds. The Board noted that the Fund’s one-year, three-year, and five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund will not pay a direct management fee but that the Fund indirectly bears its share

52	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load passively managed affiliated mixed-asset target allocation growth funds with comparable asset levels and distribution features. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.45% for Class A shares, 2.20% for Class B and Class C shares, 1.70% for Class N shares, and 1.20% for Class Y shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the prospectus. The Board noted that the Fund’s contractual management fees were lower than its peer group median and average. The Board noted that the Fund’s total expenses were equal to its peer group median and higher than its peer group average. The board also noted that the Fund’s actual management fees were higher than its peer group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	53

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited/Continued

relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

54	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	55

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 73	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

56	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Matthew P. Fink, Trustee (since 2005) Age: 72	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Advisory Board Member (since 2013) Age: 64	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Federal Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	57

TRUSTEES AND OFFICERS    Unaudited/Continued

Mary F. Miller, Continued	portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Advisory Board Member (since 2012) Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

58	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Mary Ann Tynan, Trustee (since 2008) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 65	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Memani, Wong, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President (since 2009) Age: 54	Vice President of the Sub-Adviser (since September 1997); Director of OFI Trust Company (since 2013); a member of the Funds’ portfolio management team and a member of the Sub-Adviser’s Asset Allocation Committee (since February 2009); a member of the Sub-Adviser’s Risk Management Team during various periods. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	59

TRUSTEES AND OFFICERS    Unaudited/Continued

Krishna Memani, Vice President (since 2010) Age: 52	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President (March 2009-December 2012). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Caleb Wong, Vice President (since 2005) Age: 47	Vice President of the Sub-Adviser (since June 1999); worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 54	Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset

60	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Arthur S. Gabinet, Continued	Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL-OPP (225-5677).

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	61

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

62	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND	63

PRIVACY POLICY Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

64	OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0550.001.0113 March 22, 2013

1	31	2013

ANNUAL REPORT

Oppenheimer Portfolio Series

Equity Investor Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/13

	Class A Shares of the Fund		S&P 500 Index	MSCI World Index
	Without Sales Charge	With Sales Charge
1-Year	16.73%	10.02%	16.78%	15.91%
5-Year	3.14	1.92	3.97	1.41
Since Inception (4/5/05)	5.16	4.37	5.33	4.83

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Performance Discussion

During the twelve-month period ended January 31, 2013, the Fund’s Class A shares (without sales charge) returned 16.73%. On a relative basis, the Fund performed roughly in line with the S&P 500 Index, which returned 16.78%, and outperformed the MSCI World Index, which returned 15.91%. Buoyed by stimulative measures taken by central banks, domestic and international equities produced positive results this period.1

MARKET OVERVIEW

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains in the U.S. risk markets as well as across a number of international markets over the first three months of 2012. The rebound gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities. The second quarter of 2012 was more volatile for the markets. In the U.S., slow growth and stubbornly high unemployment gave investors pause. Outside of the U.S., the fear

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class Y shares of all underlying funds discussed in this Fund Performance Discussion.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	3

of contagion from the worsening European sovereign debt crisis and a recession across much of Europe also resulted in increased market volatility.

In the second half of the period, the markets generally resumed an upward trend. Positive investor developments appeared to outweigh continued economic and political uncertainty, including uncertainty around the November 2012 elections and the potential elimination of a significant amount of government stimulus beginning in 2013 due to the so-called ‘fiscal cliff’. Markets in the U.S. were bolstered by the continued improvement of the housing market and the Federal Reserve introducing a third round of quantitative easing (“QE3”), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. The U.S. Congress enacted a last minute temporary resolution to the fiscal cliff at the start of 2013, which provided a significant lift to markets in the last month of the period.

The markets were also aided by developments outside of the U.S. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region made the imminent fracturing of the Eurozone and the serious consequences it might have for the euro far less likely, lifting the mood of investors. The ECB also increased its efforts to stimulate economic growth, as it committed to poten-

tially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under this plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

While the markets performed well over the period, weak Gross Domestic Product (“GDP”) growth in the U.S. contributed to a dampening of corporate expenditures, including hiring, which contributed to an economic slowdown in the fourth quarter of 2012. The reduction in GDP growth outside of the U.S. also negatively impacted exports, as did a strengthening U.S. dollar. Debate over fiscal policy continued in the U.S. Congress, setting the stage for further showdowns.

FUND REVIEW

The Fund’s largest foreign equity funds, Oppenheimer International Growth Fund and Oppenheimer International Value Fund, were among the top performing underlying holdings this period. Both of these underlying holdings also outperformed their benchmarks. Foreign equities generally performed better than U.S. stocks this period as investors looked to overseas opportunities amid anxiety over the U.S. fiscal cliff and the November elections, in addition to increased optimism surrounding the ECB’s actions. The Fund had smaller allocations to Oppenheimer Developing Markets Fund and

4	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Oppenheimer International Small Company Fund, which also produced positive returns and outperformed their respective benchmarks.

The Fund’s largest domestic equity holdings were Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund. Both underlying funds performed positively during the period, but underperformed their respective benchmarks, largely due to weaker relative stock selection in a couple of sectors. The Fund had a smaller allocation to Oppenheimer Main Street Small- & Mid-Cap Fund, which performed positively despite underperforming its benchmark.

Alan C. Gilston Portfolio Manager

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	5

Top Holdings and Allocations

Foreign Equity Funds	55.0%
Oppenheimer International Growth Fund, Cl. Y	22.1
Oppenheimer International Value Fund, Cl. Y	18.8
Oppenheimer Developing Markets Fund, Cl. Y	8.7
Oppenheimer International Small Company Fund, Cl. Y	5.4

Domestic Equity Funds	45.0%
Oppenheimer Value Fund, Cl. Y	20.5
Oppenheimer Capital Appreciation Fund, Cl. Y	17.7
Oppenheimer Main Street Small-& Mid-Cap Fund, Cl. Y	6.8

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on the total market value of investments.

6	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/13

	Inception Date	1-Year	5-Year	Since Inception
Class A (OAAIX)	4/5/05	16.73%	3.14%	5.16%
Class B (OBAIX)	4/5/05	15.82%	2.29%	4.51%
Class C (OCAIX)	4/5/05	15.91%	2.35%	4.35%
Class N (ONAIX)	4/5/05	16.43%	2.92%	4.96%
Class Y (OYAIX)	4/5/05	17.20%	3.59%	5.61%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/13
	Inception Date	1-Year	5-Year	Since Inception
Class A (OAAIX)	4/5/05	10.02%	1.92%	4.37%
Class B (OBAIX)	4/5/05	10.82%	1.92%	4.51%
Class C (OCAIX)	4/5/05	14.91%	2.35%	4.35%
Class N (ONAIX)	4/5/05	15.43%	2.92%	4.96%
Class Y (OYAIX)	4/5/05	17.20%	3.59%	5.61%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The MSCI World Index is designed to measure the equity market performance of developed markets. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	7

Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	9

Fund Expenses Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,150.00	$2.60
Class B	1,000.00	1,144.90	7.19
Class C	1,000.00	1,144.70	6.60
Class N	1,000.00	1,148.00	3.73
Class Y	1,000.00	1,151.40	0.49

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.72	2.44
Class B	1,000.00	1,018.45	6.77
Class C	1,000.00	1,019.00	6.21
Class N	1,000.00	1,021.67	3.51
Class Y	1,000.00	1,024.68	0.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.48%
Class B	1.33
Class C	1.22
Class N	0.69
Class Y	0.09

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS    January 31, 2013

	Shares	Value

Investment Companies—100.1%[1]
Domestic Equity Funds—45.0%
Oppenheimer Capital Appreciation Fund, Cl. Y	2,293,019	$120,727,475
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	1,797,170	46,133,364
Oppenheimer Value Fund, Cl. Y	5,680,068	140,240,878
		307,101,717
Foreign Equity Funds—55.1%
Oppenheimer Developing Markets Fund, Cl. Y	1,650,477	59,136,577
Oppenheimer International Growth Fund, Cl. Y	4,724,026	150,979,885
Oppenheimer International Small Company Fund, Cl. Y	1,565,929	37,175,161
Oppenheimer International Value Fund, Cl. Y	7,974,070	128,063,571
		375,355,194
Total Investments, at Value (Cost $530,462,207)	100.1%	682,456,911
Liabilities in Excess of Other Assets	(0.1)	(352,292)

Net Assets	100.0%	$682,104,619

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2012	Gross Additions	Gross Reductions	Shares January 31, 2013
Oppenheimer Capital Appreciation Fund, Cl. Y	2,722,433	77,326	506,740	2,293,019
Oppenheimer Developing Markets Fund, Cl. Y	1,344,173	435,212	128,908	1,650,477
Oppenheimer International Growth Fund, Cl. Y	5,666,986	189,319	1,132,279	4,724,026
Oppenheimer International Small Company Fund, Cl. Y	753,784	882,591	70,446	1,565,929
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	5,000,467	3,505,228	531,625	7,974,070
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,285,918	67,321	556,069	1,797,170
Oppenheimer Value Fund, Cl. Y	7,916,572	288,829	2,525,333	5,680,068

		Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y		$120,727,475	$1,247,541	$620,208
Oppenheimer Developing Markets Fund, Cl. Y		59,136,577	311,719	621,522
Oppenheimer International Growth Fund, Cl. Y		150,979,885	2,341,413	5,297,508
Oppenheimer International Small Company Fund, Cl. Y		37,175,161	250,393	(96,437)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)		128,063,571	1,294,943	(495,287)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y		46,133,364	566,473	890,954
Oppenheimer Value Fund, Cl. Y		140,240,878	3,044,359	(2,617,104)

		$682,456,911	$9,056,841	$4,221,364

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	11

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $530,462,207)	$682,456,911
Receivables and other assets:
Shares of beneficial interest sold	467,471
Investments sold	15,200
Other	28,685
Total assets	682,968,267
Liabilities
Bank overdraft	3,296
Payables and other liabilities:
Shares of beneficial interest redeemed	500,668
Distribution and service plan fees	138,672
Transfer and shareholder servicing agent fees	103,035
Trustees’ compensation	47,104
Shareholder communications	46,533
Other	24,340
Total liabilities	863,648
Net Assets	$682,104,619
Composition of Net Assets
Par value of shares of beneficial interest	$55,895
Additional paid-in capital	634,424,213
Accumulated net investment income	4,284,299
Accumulated net realized loss on investments	(108,654,492)
Net unrealized appreciation on investments	151,994,704
Net Assets	$682,104,619

12	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $388,790,104 and 31,616,136 shares of beneficial interest outstanding)	$12.30
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.05
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $72,842,653 and 6,067,465 shares of beneficial interest outstanding)	$12.01
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $150,847,905 and 12,546,666 shares of beneficial interest outstanding)	$12.02
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $53,845,832 and 4,386,976 shares of beneficial interest outstanding)	$12.27
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $15,778,125 and 1,277,930 shares of beneficial interest outstanding)	$12.35

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	13

STATEMENT OF OPERATIONS    For the Year Ended January 31, 2013

Investment Income
Dividends from affiliated companies	$9,056,841
Interest	587
Other income	16,180
Total investment income	9,073,608
Expenses
Distribution and service plan fees:
Class A	863,621
Class B	755,581
Class C	1,390,815
Class N	274,514
Transfer and shareholder servicing agent fees:
Class A	706,605
Class B	206,559
Class C	265,832
Class N	98,052
Class Y	9,143
Shareholder communications:
Class A	52,193
Class B	15,589
Class C	15,851
Class N	3,737
Class Y	326
Trustees’ compensation	15,214
Custodian fees and expenses	7,395
Other	52,361
Total expenses	4,733,388
Net Investment Income	4,340,220
Realized and Unrealized Gain
Net realized gain on investments from affiliated companies	4,221,364
Net change in unrealized appreciation/depreciation on investments	89,053,974
Net Increase in Net Assets Resulting from Operations	$97,615,558

See accompanying Notes to Financial Statements.

14	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 31, 2013	Year Ended January 31, 2012
Operations
Net investment income	$4,340,220	$3,429,146
Net realized gain (loss)	4,221,364	(4,597,539)
Net change in unrealized appreciation/depreciation	89,053,974	(30,165,514)
Net increase (decrease) in net assets resulting from operations	97,615,558	(31,333,907)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,882,680)	(2,422,179)
Class B	—	—
Class C	(134,255)	—
Class N	(249,307)	(305,778)
Class Y	(167,715)	(155,590)
	(3,433,957)	(2,883,547)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,137,682	835,078
Class B	(19,776,586)	(6,608,682)
Class C	(6,120,335)	(1,092,711)
Class N	(14,143,294)	(11,941,013)
Class Y	(103,222)	9,024
	(39,005,755)	(18,798,304)
Net Assets
Total increase (decrease)	55,175,846	(53,015,758)
Beginning of period	626,928,773	679,944,531
End of period (including accumulated net investment income of $4,284,299 and $3,378,036, respectively)	$682,104,619	$626,928,773

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	15

FINANCIAL HIGHLIGHTS

Class A	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$10.62	$11.17	$9.12	$6.46	$11.83
Income (loss) from investment operations:
Net investment income[1]	.11	.09	.08	.04	.08
Net realized and unrealized gain (loss)	1.66	(.56)	2.00	2.84	(4.91)
Total from investment operations	1.77	(.47)	2.08	2.88	(4.83)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.08)	(.03)	(.05)	(.03)
Distributions from net realized gain	—	—	—	(.17)	(.51)
Total dividends and distributions to shareholders	(.09)	(.08)	(.03)	(.22)	(.54)
Net asset value, end of period	$12.30	$10.62	$11.17	$9.12	$6.46
Total Return, at Net Asset Value[2]	16.73%	(4.19)%	22.76%	44.42%	(41.14)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$388,790	$335,138	$352,321	$286,580	$180,042
Average net assets (in thousands)	$350,996	$343,680	$314,559	$244,278	$245,247
Ratios to average net assets:[3]
Net investment income	0.99%	0.82%	0.76%	0.52%	0.77%
Total expenses[4]	0.47%	0.48%	0.51%	0.58%	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%	0.48%	0.51%	0.58%	0.54%
Portfolio turnover rate	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.22%
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.26%
Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.18%

See accompanying Notes to Financial Statements.

16	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Class B	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$10.37	$10.91	$8.97	$6.38	$11.73
Income (loss) from investment operations:
Net investment income (loss)[1]	— [2]	(.01)	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss)	1.64	(.53)	1.95	2.79	(4.83)
Total from investment operations	1.64	(.54)	1.94	2.76	(4.84)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	—	—	(.17)	(.51)
Total dividends and distributions to shareholders	—	—	—	(.17)	(.51)
Net asset value, end of period	$12.01	$10.37	$10.91	$8.97	$6.38
Total Return, at Net Asset Value[3]	15.82%	(4.95)%	21.63%	43.19%	(41.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,843	$81,718	$92,953	$76,495	$51,358
Average net assets (in thousands)	$75,680	$87,253	$83,498	$66,935	$71,695
Ratios to average net assets:[4]
Net investment income (loss)	0.03%	(0.06)%	(0.08)%	(0.33)%	(0.07)%
Total expenses[5]	1.30%	1.32%	1.35%	1.45%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.32%	1.35%	1.41%	1.36%
Portfolio turnover rate	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	2.05%
Year Ended January 31, 2012	2.09%
Year Ended January 31, 2011	2.10%
Year Ended January 31, 2010	2.17%
Year Ended January 31, 2009	2.00%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	17

FINANCIAL HIGHLIGHTS    Continued

Class C	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$10.38	$10.92	$8.97	$6.37	$11.72
Income (loss) from investment operations:
Net investment income (loss)[1]	.02	.01	— [2]	(.02)	— [2]
Net realized and unrealized gain (loss)	1.63	(.55)	1.95	2.79	(4.84)
Total from investment operations	1.65	(.54)	1.95	2.77	(4.84)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	—	—	—	—
Distributions from net realized gain	—	—	—	(.17)	(.51)
Total dividends and distributions to shareholders	(.01)	—	—	(.17)	(.51)
Net asset value, end of period	$12.02	$10.38	$10.92	$8.97	$6.37
Total Return, at Net Asset Value[3]	15.91%	(4.95)%	21.74%	43.41%	(41.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$150,848	$136,229	$144,759	$118,730	$ 77,667
Average net assets (in thousands)	$139,727	$140,831	$129,727	$102,982	$103,851
Ratios to average net assets:[4]
Net investment income (loss)	0.22%	0.08%	0.00%[5]	(0.26)%	0.01%
Total expenses[6]	1.21%	1.23%	1.26%	1.35%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.23%	1.26%	1.34%	1.31%
Portfolio turnover rate	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.96%
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.01%
Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.95%

See accompanying Notes to Financial Statements.

18	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Class N	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$10.59	$11.13	$9.09	$6.44	$11.80
Income (loss) from investment operations:
Net investment income[1]	.07	.06	.06	.03	.06
Net realized and unrealized gain (loss)	1.67	(.55)	1.99	2.82	(4.90)
Total from investment operations	1.74	(.49)	2.05	2.85	(4.84)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.05)	(.01)	(.03)	(.01)
Distributions from net realized gain	—	—	—	(.17)	(.51)
Total dividends and distributions to shareholders	(.06)	(.05)	(.01)	(.20)	(.52)
Net asset value, end of period	$12.27	$10.59	$11.13	$9.09	$6.44
Total Return, at Net Asset Value[2]	16.43%	(4.36)%	22.52%	44.18%	(41.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,846	$60,029	$75,333	$61,344	$39,757
Average net assets (in thousands)	$55,283	$66,834	$68,038	$52,200	$52,669
Ratios to average net assets:[3]
Net investment income	0.62%	0.58%	0.57%	0.31%	0.59%
Total expenses[4]	0.69%	0.68%	0.70%	0.76%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.68%	0.70%	0.76%	0.72%
Portfolio turnover rate	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	1.44%
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.45%
Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%

See accompanying Notes to Financial Statements.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	19

FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$10.66	$11.21	$9.15	$6.48	$11.88
Income (loss) from investment operations:
Net investment income[1]	.15	.13	.19	.10	.15
Net realized and unrealized gain (loss)	1.68	(.56)	1.94	2.83	(4.96)
Total from investment operations	1.83	(.43)	2.13	2.93	(4.81)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.12)	(.07)	(.09)	(.08)
Distributions from net realized gain	—	—	—	(.17)	(.51)
Total dividends and distributions to shareholders	(.14)	(.12)	(.07)	(.26)	(.59)
Net asset value, end of period	$12.35	$10.66	$11.21	$9.15	$6.48
Total Return, at Net Asset Value[2]	17.20%	(3.81)%	23.31%	45.03%	(40.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,778	$13,815	$14,579	$4,495	$2,070
Average net assets (in thousands)	$14,008	$14,243	$ 8,034	$3,087	$2,596
Ratios to average net assets:[3]
Net investment income	1.35%	1.21%	1.91%	1.23%	1.49%
Total expenses[4]	0.08%	0.12%	0.07%	0.07%	0.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.08%	0.12%	0.07%	0.07%	0.03%
Portfolio turnover rate	17%	5%	54%	11%	5%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including all underlying fund expenses were as follows:

Year Ended January 31, 2013	0.83%
Year Ended January 31, 2012	0.89%
Year Ended January 31, 2011	0.82%
Year Ended January 31, 2010	0.79%
Year Ended January 31, 2009	0.67%

See accompanying Notes to Financial Statements.

20	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS    January 31, 2013

1. Significant Accounting Policies

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek long-term growth of capital. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser was Oppenheimer Funds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	21

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$4,330,182	$—	$89,153,695	$132,493,907

1. As of January 31, 2013, the Fund had $89,153,695 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2018	$12,739,928
2019	76,413,767

Total	$89,153,695

2. During the fiscal year ended January 31, 2013, the Fund utilized $3,441,641 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended January 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended January 31, 2013 and January 31, 2012 was as follows:

	Year Ended January 31, 2013	Year Ended January 31, 2012
Distributions paid from:
Ordinary income	$3,433,957	$2,883,547

22	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$549,963,004

Gross unrealized appreciation	$132,493,907
Gross unrealized depreciation	—

Net unrealized appreciation	$132,493,907

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,286
Payments Made to Retired Trustees	2,997
Accumulated Liability as of January 31, 2013	21,352

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	23

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those

24	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	25

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$682,456,911	$—	$—	$682,456,911

Total Assets	$682,456,911	$—	$—	$682,456,911

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	6,150,325	$69,068,506	6,673,376	$72,960,589
Dividends and/or distributions reinvested	240,424	2,824,970	234,171	2,358,109
Redeemed	(6,346,441)	(70,755,794)	(6,887,840)	(74,483,620)

Net increase	44,308	$1,137,682	19,707	$835,078

26	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Class B
Sold	473,022	$5,074,354	1,295,229	$13,789,226
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,287,283)	(24,850,940)	(1,930,069)	(20,397,908)

Net decrease	(1,814,261)	$(19,776,586)	(634,840)	$(6,608,682)

Class C
Sold	2,150,644	$23,561,148	2,657,394	$28,344,041
Dividends and/or distributions reinvested	11,477	131,982	—	—
Redeemed	(2,735,667)	(29,813,465)	(2,793,360)	(29,436,752)

Net decrease	(573,546)	$(6,120,335)	(135,966)	$(1,092,711)

Class N
Sold	800,829	$8,927,575	1,365,139	$14,748,735
Dividends and/or distributions reinvested	20,488	240,319	28,855	289,993
Redeemed	(2,104,502)	(23,311,188)	(2,491,638)	(26,979,741)

Net decrease	(1,283,185)	$(14,143,294)	(1,097,644)	$(11,941,013)

Class Y
Sold	289,115	$3,301,438	327,245	$3,644,984
Dividends and/or distributions reinvested	14,060	165,762	15,221	153,862
Redeemed	(321,766)	(3,570,422)	(346,418)	(3,789,822)

Net increase (decrease)	(18,591)	$(103,222)	(3,952)	$9,024

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations for the year ended January 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$105,357,146	$144,136,133

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended January 31, 2013 was 0.61%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	27

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

28	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$568,908
Class C	1,763,214
Class N	880,099

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$406,500	$—	$174,523	$5,253	$1,147

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	29

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited

30	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

(“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Equity Investor Fund (a series of Oppenheimer Portfolio Series), including the statement of investments, as of January 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Investor Fund as of January 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

March 18, 2013

32	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended January 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended January 31, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $9,056,843 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended January 31, 2013, the maximum amount allowable but not less than $13,183 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $384,564 of foreign income taxes were paid by the Fund during the fiscal year ended January 31, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $4,256,029 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	33

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with

34	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alan Gilston, the portfolio manager for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager, and Sub-Adviser including comparative performance information. The Board also reviewed information, prepared by the Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail no-load and front-end load global multi-cap core funds. The Board noted that the Fund’s three- and five-year performance was better than its peer group median although its one-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board noted that the Fund will not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	35

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load passively managed affiliated global multi-cap core funds of funds with comparable asset levels and distribution features. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.45% for Class A shares, 2.20% for Class B and Class C shares, 1.70% for Class N shares, and 1.20% for Class Y shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Board noted that the Fund’s total expenses were lower than its peer group median and average. The Board also noted that the Fund was charged no actual management fees, exclusive of Underlying Fund management fees, while certain peer group funds did charge direct management fees.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are

36	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	37

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 73	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	39

TRUSTEES AND OFFICERS    Unaudited / Continued

Matthew P. Fink, Trustee (since 2005) Age: 72	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Advisory Board Member (since 2013) Age: 64	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Federal Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

40	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Mary F. Miller, Trustee (since 2005) Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Advisory Board Member (since 2012) Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	41

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary Ann Tynan, Trustee (since 2008) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 65	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President (since 2009) Age: 54	Vice President of the Sub-Adviser (since September 1997); Director of OFI Trust Company (since 2013); a member of the Funds’ portfolio management team and a member of the Sub-Adviser’s Asset Allocation Committee (since February 2009); a member of the Sub-Adviser’s Risk Management Team during various periods. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

42	OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 54	Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	43

TRUSTEES AND OFFICERS    Unaudited / Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL-OPP (225-5677).

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OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	45

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND	47

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0555.001.0113 March 22, 2013

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $76,600 in fiscal 2013 and $75,300 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $24,450 in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $264,139 in fiscal 2013 and $414,870 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $24,300 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $451,924 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $740,513 in fiscal 2013 and $439,170 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013